UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

  (Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      12/31/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Annual Report

December 31, 2016

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Asset Allocation Lazard Retirement Global Dynamic Multi Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

9	Performance Overviews

14	Information About Your Portfolio’s Expenses

16	Portfolio Holdings Presented by Sector

17	Portfolios of Investments

17	Lazard Retirement US Strategic Equity Portfolio

19	Lazard Retirement US Small-Mid Cap Equity Portfolio

21	Lazard Retirement International Equity Portfolio

23	Lazard Retirement Emerging Markets Equity Portfolio

25	Lazard Retirement Global Dynamic Multi Asset Portfolio

36	Notes to Portfolios of Investments

40	Statements of Assets and Liabilities

42	Statements of Operations

44	Statements of Changes in Net Assets

46	Financial Highlights

51	Notes to Financial Statements

63	Report of Independent Registered Public Accounting Firm

64	Board of Directors and Officers Information

67	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 12.0% in 2016. Modest gains in the first half of the year masked significant volatility, as markets were down significantly in February on the back of concerns about the Chinese economy and commodity price declines. However, markets resumed their upward trend in the second half of the first quarter, as the US Federal Reserve’s lowered forecast for 2016 interest rate increases and a rebound in oil prices encouraged investors. Although markets again fell sharply in late June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union (“Brexit”), they recovered in the third quarter, as investors gained more confidence in the United States economy’s ability to withstand global geopolitical risks. Economic data were mixed during the period, as employment reports generally exceeded expectations, but the economy continued to grow unevenly, culminating with a strong third quarter reading of 3.2%. In light of an improving employment and inflation picture toward the end of the year, the Federal Open Market Committee elected to raise interest rates by 25 basis points in December. By sector, energy, telecom services, financials, and industrials sectors recorded strong returns, outperforming the S&P 500 benchmark in 2016. In contrast, the consumer discretionary, consumer staples, real estate, and health care sectors underperformed the index.

International Equities

International equities rose in 2016, though in US dollar terms this was tempered by the strength of the US currency. The MSCI EAFE® Index (the “EAFE Index”) rose 1.00% in 2016 with a recovery in commodity prices the constant through most of the year. In oil, this recovery came from output cuts, first in the United States in response to much lower prices and capital expenditures, then in a production-cut agreement from oil-producing countries. In other commodities, it resulted from Chinese government policy that included government-directed spending on infrastructure and state-owned enterprises as well as restricting local coal supply.

Elsewhere, it was a year of two halves. Until the summer, low growth and low or negative interest rates supported higher-return and more defensive stocks, while a stable dollar and rising commodity prices helped emerging markets. This dynamic peaked after the surprise United Kingdom vote to leave the European Union. Investors, however, quickly decided Brexit was not the feared disaster, and indeed started to believe that reflation was coming, aided by a shift towards more expansionary fiscal policy. Market sentiment received another boost in November with the election of Donald Trump as US president. Investors focused on the potentially stimulative impact of his policies on growth, including lower taxes, less regulation, and higher infrastructure spending, while downplaying Trump’s previous statements on trade, immigration, and foreign policy. This dynamic accelerated the market rotation into stocks perceived to benefit from rising inflation, rising rates and, possibly, rising growth.

In this environment, the commodity-related areas of energy, materials and industrials were strong all year from the commodity lows of February. Banks finished the year broadly flat, after a significant recovery in the second half of the year from weakness in the first half. The higher-return and more stable sectors of the market fell in absolute terms, especially in the fourth quarter of the year. Healthcare was the weakest sector of the year as the rotation out of defensives and into cyclicals was exacerbated by rising commercial and political pressure on pricing and regulation.

Emerging Markets Equities

Following a year of heightened deflationary pressures and concerns over the sustainability of world economic activity, equities in the developing world were able to rebound in 2016. The improvement was primarily caused by some adjustments in political policy in several countries, most prominently Brazil and Russia, coupled with a stabilizing trend in commodity prices. The MSCI Emerging Markets® Index (the “EM Index”) finished the year 11.2% higher with increasing share prices across all regions. However, in contrast to most of the last three years, Asian emerging markets recorded the worst regional return, rising by just over 6%. Latin American markets were dominated by returns in Brazil, and rose by 31%, while eastern European markets were aided by a strong rebound in Russia and increased by almost 38%.The year began with unsuccessful efforts by the People’s Bank of China (PBoC) to significantly devalue the renminbi, which

Annual Report	3

shook global markets. Investors witnessed several commodities’ prices bottoming in the first quarter, and then prices subsequently increased as capacity was removed. The Brexit vote, which resulted in a requirement that the United Kingdom leave the European Union in the near future, also surprised investors but did not, up to this point, destabilize emerging markets. An unsuccessful coup in Turkey, caused market disruption, as President Recep Tayyip Erdogan made efforts to remove members of the Gulen movement from government office. In November, the election of Donald Trump as US president had the effects of increasing confidence in US economic activity and the US dollar and again pressuring several developing markets currencies, especially the Mexican peso and Chinese renminbi.

In Asian markets, the election of President Rodrigo Duterte in the Philippines ushered in unusual law and order as well as defense policies and rhetoric resulting in poor returns. The scandal involving 1MDB, a government run strategic development company, held back equity returns in Malaysia. Indian Prime Minister Narendra Modi’s decision to prohibit larger currency bills as a means of decreasing the informal economy and raise tax receipts also caused some market disruption. Chinese company shares were adversely affected by the devaluation efforts of the PBoC but also suffered from ongoing economic lethargy and a tightening in liquidity. Several Asian markets, however, performed well. Indonesian company stocks rebounded strongly after considerable weakness in 2015. The Taiwanese market benefited especially from technology companies’ increased demand for sophisticated integrated circuits. Despite King Bhumibol Adulyadej’s death, Thai company shares rebounded on signs of improving economic activity.

The Mexican market suffered greatly during 2016 as US President-elect Donald Trump threatened to renegotiate the NAFTA trade agreement. Elsewhere in Latin America, markets finished considerably higher based on a commodity price recovery and improved political trends. In Peru, market-friendly candidate Pedro Pablo Kuczynski narrowly won the presidency. The biggest change, however, happened in Brazil. A telephone conversation between President Dilma

Rousseff and former President Lula, allegedly protecting him from an investigation, was leaked in March and set in motion her ultimate impeachment. This had the effect of markedly strengthening the real, as well as share prices, as investors became much less pessimistic about the economic trends. As a result, Brazilian equities ended the year 66% higher, outperforming all other emerging markets.

Returns were more mixed across eastern European, Middle East, and African markets. Lack of policy direction in Greece resulted in more weakness there. A decision to completely float the Egyptian pound caused a near 100% currency devaluation and considerable market weakness in Egypt. The unsuccessful coup attempt in Turkey and subsequent political and economic turbulence resulted in another weak year for that market. In South Africa, an apparent dispute between President Jacob Zuma and Finance Minister Pravin Gordhan over corruption weakened equity prices in the country until the release of a report in November, which found serious evidence of graft in Zuma’s government. The market then rallied on the higher likelihood that Zuma will not run again. Russian company shares rose by more than 54% in the year, aided by strengthening crude oil prices, conservative fiscal policies, and the possibility of improving relations with the United States following the election of Donald Trump.

By sector, materials and energy stocks recorded strong returns, outperforming the benchmark. In contrast, the consumer discretionary, consumer staples, health care, and real estate performed particularly poorly and underperformed the EM Index.

Multi Asset

Global equity markets generated fairly strong gains in 2016, rising 7.5% in US dollar terms, as measured by the MSCI World® Index, which was impressive considering the many macro and political events that buffeted markets and the inauspicious start to the year with stocks falling sharply in the first six weeks. On the other hand, global bonds as measured by the Bloomberg Barclays Capital Global Aggregate Bond® Index were up 2.09% for the year, also in US dollar terms. Early in the year, investors feared the US Federal Reserve’s rate hike in December 2015 had been a

4	Annual Report

policy error likely to push a sluggish US economy into recession and trigger an uncontrolled devaluation of China’s currency. Oil’s plunge to the mid $20s weighed further and triggered a rapid deterioration in credit markets and crushing investor sentiment. Later in the year, overcoming a string of political surprises, investor sentiment began to reverse and a durable rally ensued. Equities rebounded with oil which triggered a rotation into commodity-oriented value stocks. Credit markets more than fully reversed their earlier weakness. The mid-year shock of Brexit caused a drop in rates and outperformance of defensive growth stocks but within a few weeks rates bottomed and began to rise. This triggered a rotation into rate-sensitive value stocks (e.g., financials) and declines in the defensive growth stocks which had benefited from the earlier deflationary concerns. The election of Donald Trump, along with Republican control of both houses of Congress, was perceived as a potential end to gridlock in Washington and increased the likelihood of growth-stimulative tax cuts and infrastructure spending. This provided further evidence that an extended period of widespread deflation was unlikely and accelerated the rise in rates and rotation from defensive growth equities to more cyclical value stocks and, particularly, financials.

However, a broad array of economic indicators had begun to show that deflationary pressures were abating in the global economy even before the US elections. Secular stagnation and fears of deflation had become a strong consensus among investors earlier in the year. Fears of an additional step down in growth due to Brexit brought those deflation concerns to a fever pitch and drove bond yields to their lows. Yet inflationary pressures had been building as the shock of the mid 2014 collapse in oil and surge in the US dollar faded and the industrial sector globally regained its footing. Global inflation reports were no longer consistently below forecasts and market-based estimates of future inflation were rebounding from low levels in both the US and Europe. Forward looking indicators of manufacturing activity had seen a broad based rebound since late 2015. US wages have risen steadily over the past year and Chinese producer prices, which had been deeply negative since 2012, moved sharply positive during the fourth quarter, signaling that China is no longer exporting deflation.

Lazard Retirement US Strategic Equity Portfolio

For the year ended December 31, 2016, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 9.42%, as compared with the 11.96% return for the S&P 500 Index.

Stock selection in the industrials sector contributed to performance. Shares of salvage vehicle auction holder Copart rose after the company reported quarterly earnings above expectations, driven by higher volume growth stemming from market share gains and industry-wide volume growth. Stock selection in the health care sector also helped returns. Shares of diversified managed care provider Aetna rose after the company reported third-quarter earnings above expectations, driven by continued strength in its government business. We exited our position as we saw opportunities with better risk-reward profiles elsewhere.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Norwegian Cruise Line fell in response to concerns about travel demand stemming from the terrorist attacks in Brussels and Orlando and the Zika virus, as well as concerns of a macroeconomic slowdown, and the recent rise in oil prices. We trimmed our position in the fourth quarter, as our thesis had changed. Stock selection and an underweight position in the financials sector also hurt returns. Shares of OneMain fell amid continued concerns about the company’s funding costs in a rising rate environment, as well as its subprime loan exposure. We sold our position as a reassessment of our scenarios resulted in the risk-adjusted upside no longer being favorable.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2016, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 15.78%, as compared with the 17.59% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of payment tech-

Annual Report	5

nology company NCR rose after the company reported quarterly earnings above expectations, driven by strong margins and order growth. Stock selection and an overweight position in the industrials sector also helped returns. Shares of B/E Aerospace rose after Rockwell Collins announced plans to acquire the company for $8.3 billion. We sold our position after the fourth quarter announcement, as the stock approached our target valuation.

In contrast, stock selection in the financials sector detracted from performance. Shares of OneMain fell amid continued concerns about the company’s funding costs in a rising rate environment, as well as its subprime loan exposure. We sold our position as our thesis had changed. Stock selection and an underweight position in the materials sector also hurt returns. Shares of Kapstone Paper and Packaging fell after the company reported quarterly earnings below expectations and management gave a cautious outlook, citing difficult market conditions. We sold our position after the announcement in February, as our thesis was no longer valid.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2016, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -4.29%, as compared with the 1.00% return for the EAFE Index.

During the year, in an environment that saw an extended, strong rotation into cyclicals and lower-quality stocks, the Portfolio lagged its benchmark. Much of the underperformance was due to the rally in stocks with negative to low financial productivity that occurred while stocks with higher financial productivity lagged. As we focus on companies with sustainably high, or improving, financial productivity we were not exposed to some of the best performing stocks. Furthermore, some of our holdings, despite consistent fundamentals, were negatively impacted by the strong sector rotation.

The most significant source of underperformance was our positioning in the industrials sector, where we remain overweight. The sector was generally led higher by stocks with lower financial productivity, and additionally, some of our holdings in this sector under-performed due to the aforementioned rotation into less financially productive stocks, despite consistent fundamentals. One notable example is lock-maker Assa Abloy, which lagged its more cyclical peers.

Stock selection in the health care sector also hurt relative returns, despite low exposure which benefited the Portfolio. Some of this was due to the strong rotation out of traditionally defensive stocks and into cyclicals, which weighed on the sector. Furthermore, increased regulatory scrutiny during the US election cycle also weighed on the sector. Our position in Israeli pharmaceutical company Teva fell on worries about the viability of their Copaxone (for the treatment of multiple sclerosis) patents, as well as concerns on generics pricing.

Additionally, the Portfolio was negatively impacted by our positioning in the financials sector. The opportunity cost of not owning less financially productive financials weighed on the Portfolio. These stocks rallied on the anticipation of earnings improvement, the probability of which is less likely in Europe given the challenging regulatory, tax, and interest rate environment. Elsewhere in the sector, shares of British bank Lloyds (which was sold during the period) declined following the Brexit referendum result. We remain underweight in financials given the numerous risks still pervasive in the sector.

On a positive note, the Portfolio benefited from positioning in emerging markets, as shares of Taiwan Semiconductor rose. In Brazil, shares of insurance broker BB Seguridade performed well on improving business conditions. The Portfolio’s positioning in Canada was also beneficial, as shares of National Bank of Canada and Suncor Energy both performed well. Elsewhere, the Portfolio’s low allocation to the underperforming utilities sector was additive to relative returns.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2016, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of 21.12%, while

6	Annual Report

Service Shares posted a total return of 20.78%, as compared with the 11.19% return for the EM Index.

During the period, shares of Sberbank, a Russian bank, rose on the back of continued strong operating performance and after management provided upbeat guidance for 2017. Banco do Brasil, a Brazilian bank, benefited from an improving return outlook with rising margins and healthier capital ratios. Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor manufacturer, benefited from positive trends in the semiconductor industry as well as from reports of stronger-than-expected iPhone sales. Shares of Samsung Electronics, a Korean manufacturer of electronic goods, also rose with a display division turnaround. Stock selection, especially within the financials, industrials, and consumer discretionary sectors, and within China, Korea, and Russia helped performance. A higher-than-index exposure to Russia and Brazil, and a lower-than-benchmark exposure to China, added value.

In contrast, shares of Baidu, a Chinese search engine company, declined after management guided down expectations for the quarter amid continued weakness in one of its areas of business after a government clampdown. Shares of PLDT, a Philippine telecom services company, fell due to expectations for further weakness as the company pursues its three-year turnaround strategy. Bharat Heavy Electricals, an Indian manufacturer of power plant equipment, posted poor earnings for the third quarter of fiscal year 2016 on the back of increased competition. Shares of Hanwha Life Insurance, a Korean insurance company, fell on expectations for a continued environment of low interest rates in Korea.

Lazard Retirement Global Dynamic Multi Asset Portfolio

For the year ended December 31, 2016, the Lazard Retirement Global Dynamic Multi Asset Portfolio’s Service Shares posted a total return of 3.30%, as com-

pared with the 4.95% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Capital Global Aggregate Bond Index (the “GDMA Index”).

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings in China (particularly the Purchasing Managers Index, which measures economic activity), the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks including elections and referenda; and equity and fixed income valuations, along with other data.

For the full year 2016, stock selection in the real estate sector and an underweight position to the energy sector added value within the equity allocation, as did stock selection in Israel and Ireland and an underweight exposure to Germany. Within fixed income, performance was helped by overweight exposures to Australia and New Zealand, underweight government bonds and overweight positioning in diversified global credit sectors, especially corporates, tactical exposure to Australia and New Zealand, and underweight exposure to the Japanese yen and Korean won.

In contrast, stock selection in the consumer discretionary and industrials sectors, underweight exposure to information technology and overweight exposure to utilities detracted from performance within equities, as did stock selection in the United States and the United Kingdom; within fixed income, performance was hurt by underweight exposure to bonds across the euro zone, Japan, United Kingdom, and the United States, overweight exposure to Mexico and overweight exposure to the Swedish krona. The positions in the currencies are implemented using non-deliverable forward contracts.

Annual Report	7

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8	Annual Report

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Service Shares	9.42%	11.62%	4.95%
S&P 500 Index	11.96%	14.66%	6.95%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Annual Report	9

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Service Shares	15.78%	13.35%	6.60%
Russell 2500 Index	17.59%	14.54%	7.69%
Russell 2000/2500 Linked Index	17.59%	14.54%	7.43%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when the Portfolio’s benchmark index changed) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

10	Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Service Shares	-4.29%	6.41%	1.36%
EAFE Index	1.00%	6.53%	0.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report	11

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Service Shares**	20.78%	2.11%	2.63%
Investor Shares**	21.12%	2.35%	2.88%
EM Index	11.19%	1.28%	1.84%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

12	Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception†
Service Shares	3.30%	6.37%
GDMA Index	4.95%	4.40%
MSCI World Index	7.51%	8.88%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is created by the Portfolio’s Investment Manager and is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

Annual Report	13

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

14	Annual Report

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,088.10	$5.25	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,159.40	$6.79	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%

International Equity**
Service Shares
Actual	$1,000.00	$981.90	$5.38	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48	1.08%

Emerging Markets Equity**
Service Shares
Actual	$1,000.00	$1,057.00	$7.08	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.95	1.37%
Investor Shares
Actual	$1,000.00	$1,058.30	$5.85	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.74	1.13%

Global Dynamic Multi Asset
Service Shares
Actual	$1,000.00	$1,007.60	$5.30	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
**	Excludes impact of the custodian out-of-pocket expenses that were reimbursed during the current period. Refer to Note 3 in the Notes to Financial Statements.

Annual Report	15

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2016

Sector*	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	8.8%	11.3%	14.8%	8.0%
Consumer Staples	13.1	1.3	12.1	6.0
Energy	6.1	6.7	7.6	8.5
Financials	11.0	16.3	17.8	30.2
Health Care	14.2	8.0	8.3	0.7
Industrials	10.2	16.0	16.3	5.5
Information Technology	27.2	17.0	6.6	22.8
Materials	1.9	7.3	5.1	3.9
Real Estate	1.0	9.9	2.6	—
Telecommunication Services	3.0	—	3.5	10.6
Utilities	—	3.1	0.9	—
Short-Term Investments	3.5	3.1	4.4	3.8
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Global Dynamic Multi Asset Portfolio

Consumer Discretionary	10.8%
Consumer Staples	8.2
Energy	4.0
Financials	16.1
Health Care	9.8
Industrials	9.7
Information Technology	11.8
Materials	3.5
Real Estate	2.1
Telecommunication Services	4.3
Utilities	4.6
Municipal	0.9
Sovereign Debt	10.4
US Treasury Securities	1.4
Short-Term Investment	2.4
Total Investments	100.0%

*	Represents percentage of total investments.

16	Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2016

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 96.8%

Aerospace & Defense | 2.2%
United Technologies Corp.	2,085	$228,558

Auto Components | 1.3%
Delphi Automotive PLC	1,970	132,680

Banks | 4.7%
Bank of America Corp.	17,060	377,026
KeyCorp.	6,500	118,755
		495,781
Beverages | 5.7%
Molson Coors Brewing Co., Class B	2,925	284,632
The Coca-Cola Co.	7,425	307,840
		592,472
Building Products | 1.2%
Johnson Controls International PLC	3,005	123,776

Capital Markets | 3.9%
Intercontinental Exchange, Inc.	4,100	231,322
The Charles Schwab Corp.	4,510	178,010
		409,332
Chemicals | 0.4%
PPG Industries, Inc.	500	47,380

Commercial Services & Supplies | 0.9%
Copart, Inc. (a)	1,685	93,366

Communications Equipment | 5.1%
Cisco Systems, Inc.	12,795	386,665
Motorola Solutions, Inc.	1,800	149,202
		535,867
Containers & Packaging | 1.5%
Crown Holdings, Inc. (a)	2,910	152,979

Diversified Telecommunication Services | 3.1%
AT&T, Inc.	7,510	319,400

Electrical Equipment | 2.7%
Eaton Corp. PLC	2,690	180,472
Rockwell Automation, Inc.	775	104,160
		284,632
Description	Shares	Fair Value

Energy Equipment & Services | 1.9%
Schlumberger, Ltd.	2,415	$202,739

Equity Real Estate Investment Trusts (REITs) | 1.0%
Host Hotels & Resorts, Inc.	5,505	103,714

Food & Staples Retailing | 2.0%
Walgreens Boots Alliance, Inc.	2,500	206,900

Food Products | 2.1%
Kellogg Co.	3,010	221,867

Health Care Equipment & Supplies | 1.6%
Stryker Corp.	1,375	164,739

Health Care Providers & Services | 1.2%
Humana, Inc.	630	128,539

Hotels, Restaurants & Leisure | 2.0%
McDonald’s Corp.	1,295	157,628
Norwegian Cruise Line Holdings, Ltd. (a)	1,295	55,076
		212,704
Household Products | 3.4%
The Procter & Gamble Co.	4,165	350,193

Industrial Conglomerates | 1.0%
Honeywell International, Inc.	885	102,527

Insurance | 2.3%
Aon PLC	1,675	186,812
The Hartford Financial Services Group, Inc.	1,175	55,989
		242,801
Internet Software & Services | 7.4%
Alphabet, Inc., Class A (a)	610	483,395
Alphabet, Inc., Class C (a)	53	40,906
eBay, Inc. (a)	8,335	247,466
		771,767
IT Services | 4.9%
Fidelity National Information Services, Inc.	1,650	124,806
Vantiv, Inc., Class A (a)	2,390	142,492
Visa, Inc., Class A	3,095	241,472
		508,770
Life Sciences Tools & Services | 0.5%
Quintiles IMS Holdings, Inc. (a)	760	57,798

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Machinery | 0.9%
Deere & Co.	885	$91,190

Marine | 0.6%
Kirby Corp. (a)	925	61,513

Media | 1.5%
The Madison Square Garden Co. Class A (a)	920	157,789

Multiline Retail | 1.0%
J.C. Penney Co., Inc. (a)	12,450	103,460

Oil, Gas & Consumable Fuels | 4.2%
Chevron Corp.	1,680	197,736
EOG Resources, Inc.	920	93,012
Pioneer Natural Resources Co.	495	89,134
Valero Energy Corp.	815	55,681
		435,563
Pharmaceuticals | 10.9%
Allergan PLC (a)	730	153,307
Pfizer, Inc.	14,965	486,063
Zoetis, Inc.	9,258	495,581
		1,134,951
Road & Rail | 0.8%
Union Pacific Corp.	800	82,944

Semiconductors & Semiconductor Equipment | 2.9%
Applied Materials, Inc.	3,775	121,819
Skyworks Solutions, Inc.	2,435	181,797
		303,616
Description	Shares	Fair Value

Software | 4.9%
Microsoft Corp.	6,945	$431,562
Red Hat, Inc. (a)	1,100	76,670
		508,232
Specialty Retail | 2.6%
Advance Auto Parts, Inc.	838	141,723
L Brands, Inc.	700	46,088
Lowe’s Cos., Inc.	1,175	83,566
		271,377
Technology Hardware, Storage & Peripherals | 2.1%
Apple, Inc.	1,869	216,468

Textiles, Apparel & Luxury Goods | 0.4%
Deckers Outdoor Corp. (a)	855	47,358

Total Common Stocks (Cost $8,874,559)		10,105,742

Short-Term Investment | 3.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $362,302)	362,302	362,302

Total Investments | 100.3% (Cost $9,236,861) (b)		$10,468,044

Liabilities in Excess of Cash and Other Assets | (0.3)%		(30,251)

Net Assets | 100.0%		$10,437,793

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.9%

Air Freight & Logistics | 0.7%
Echo Global Logistics, Inc. (a)	18,460	$462,423

Airlines | 1.5%
Alaska Air Group, Inc.	11,335	1,005,755

Auto Components | 2.7%
Fox Factory Holding Corp. (a)	29,825	827,644
Modine Manufacturing Co. (a)	62,170	926,333
		1,753,977
Banks | 8.7%
Comerica, Inc.	16,455	1,120,750
Home Bancshares, Inc.	39,510	1,097,193
PacWest Bancorp	15,725	856,069
Signature Bank (a)	6,290	944,758
TCF Financial Corp.	34,400	673,896
Webster Financial Corp.	19,090	1,036,205
		5,728,871
Biotechnology | 2.1%
Cellectis SA ADR (a)	23,655	400,952
United Therapeutics Corp. (a)	6,770	971,021
		1,371,973
Building Products | 3.2%
Continental Building Products, Inc. (a)	29,355	678,101
Owens Corning	13,490	695,544
PGT Innovations, Inc. (a)	64,635	740,071
		2,113,716
Capital Markets | 1.2%
Morningstar, Inc.	10,415	766,127

Chemicals | 4.6%
Calgon Carbon Corp.	15,370	261,290
Ingevity Corp. (a)	18,285	1,003,115
Innospec, Inc.	12,030	824,055
Valvoline, Inc.	42,595	915,793
		3,004,253
Commercial Services & Supplies | 1.0%
Deluxe Corp.	9,285	664,899

Communications Equipment | 0.7%
Ciena Corp. (a)	18,095	441,699

Description	Shares	Fair Value

Containers & Packaging | 2.8%
Crown Holdings, Inc. (a)	17,950	$943,631
Graphic Packaging Holding Co.	69,045	861,682
		1,805,313
Electric Utilities | 1.5%
PNM Resources, Inc.	28,160	965,888

Electrical Equipment | 3.7%
Atkore International Group, Inc.	33,700	805,767
Generac Holdings, Inc. (a)	17,735	722,524
Regal-Beloit Corp.	13,285	919,986
		2,448,277
Electronic Equipment, Instruments & Components | 2.1%
FLIR Systems, Inc.	24,810	897,874
Littelfuse, Inc.	3,280	497,805
		1,395,679
Energy Equipment & Services | 2.3%
Newpark Resources, Inc. (a)	67,400	505,500
Oceaneering International, Inc.	35,055	988,902
		1,494,402
Equity Real Estate Investment Trusts (REITs) | 8.9%
American Campus Communities, Inc.	21,195	1,054,875
DCT Industrial Trust, Inc.	22,770	1,090,228
Extra Space Storage, Inc.	9,885	763,517
Kilroy Realty Corp.	14,310	1,047,778
Tanger Factory Outlet Centers, Inc.	25,580	915,253
UDR, Inc.	26,975	984,048
		5,855,699
Food & Staples Retailing | 1.3%
Sprouts Farmers Market, Inc. (a)	43,450	822,074

Health Care Equipment & Supplies | 2.3%
DENTSPLY SIRONA, Inc.	8,712	502,944
STERIS PLC	14,780	996,024
		1,498,968
Hotels, Restaurants & Leisure | 1.2%
Bloomin’ Brands, Inc.	42,685	769,611

Insurance | 6.4%
Arch Capital Group, Ltd. (a)	12,450	1,074,310
Argo Group International Holdings, Ltd.	17,594	1,159,445
Reinsurance Group of America, Inc.	8,395	1,056,343
Validus Holdings, Ltd.	16,190	890,612
		4,180,710

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Internet Software & Services | 1.5%
j2 Global, Inc.	12,055	$986,099

IT Services | 3.4%
Leidos Holdings, Inc.	19,210	982,399
Vantiv, Inc., Class A (a)	20,370	1,214,460
		2,196,859
Leisure Products | 0.6%
Vista Outdoor, Inc. (a)	11,305	417,154

Life Sciences Tools & Services | 2.5%
INC Research Holdings, Inc., Class A (a)	15,270	803,202
VWR Corp. (a)	34,300	858,529
		1,661,731
Machinery | 4.2%
Altra Industrial Motion Corp.	18,345	676,930
Tennant Co.	6,605	470,276
TriMas Corp. (a)	43,290	1,017,315
Woodward, Inc.	8,900	614,545
		2,779,066
Marine | 1.5%
Kirby Corp. (a)	14,565	968,572

Media | 1.3%
Scholastic Corp.	17,380	825,376

Multi-Utilities | 1.6%
CMS Energy Corp.	25,400	1,057,148

Oil, Gas & Consumable Fuels | 4.4%
Antero Resources Corp. (a)	41,613	984,147
Extraction Oil & Gas, Inc.	33,115	663,625
HollyFrontier Corp.	16,275	533,169
Matador Resources Co. (a)	27,445	706,983
		2,887,924
Pharmaceuticals | 1.1%
Catalent, Inc. (a)	27,325	736,682

Real Estate Management & Development | 0.9%
Jones Lang LaSalle, Inc.	6,105	616,849
Description	Shares	Fair Value

Semiconductors & Semiconductor Equipment | 5.3%
Brooks Automation, Inc.	24,510	$418,386
Cypress Semiconductor Corp.	62,125	710,710
MACOM Technology Solutions Holdings, Inc. (a)	13,430	621,540
Microsemi Corp. (a)	14,285	770,961
Versum Materials, Inc. (a)	33,400	937,538
		3,459,135
Software | 3.1%
Bottomline Technologies de, Inc. (a)	31,645	791,758
BroadSoft, Inc. (a)	12,435	512,944
Red Hat, Inc. (a)	10,015	698,045
		2,002,747
Specialty Retail | 4.3%
Advance Auto Parts, Inc.	3,060	517,507
Chico’s FAS, Inc.	50,020	719,788
Foot Locker, Inc.	11,070	784,752
Sally Beauty Holdings, Inc. (a)	29,080	768,294
		2,790,341
Technology Hardware, Storage & Peripherals | 1.0%
NCR Corp. (a)	16,155	655,247

Textiles, Apparel & Luxury Goods | 1.3%
Steven Madden, Ltd. (a)	24,205	865,329

Total Common Stocks (Cost $55,236,337)		63,456,573

Short-Term Investment | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $2,003,138)	2,003,138	2,003,138

Total Investments | 100.0% (Cost $57,239,475) (b)		$65,459,711

Cash and Other Assets in Excess of Liabilities | 0.0%		18,373

Net Assets | 100.0%		$65,478,084

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 95.4%

Australia | 3.8%
BHP Billiton PLC	937,493	$14,822,759
Caltex Australia, Ltd.	444,449	9,757,740
		24,580,499
Belgium | 3.4%
Anheuser-Busch InBev SA/NV	170,370	17,992,267
KBC Group NV	72,338	4,477,605
		22,469,872
Brazil | 1.1%
BB Seguridade Participacoes SA	837,500	7,249,704

Canada | 5.8%
Canadian National Railway Co.	122,190	8,223,356
MacDonald Dettwiler & Associates, Ltd.	91,985	4,582,636
National Bank of Canada	297,700	12,090,702
Suncor Energy, Inc.	403,540	13,194,359
		38,091,053
Denmark | 1.1%
Carlsberg A/S, Class B	83,536	7,209,231

Finland | 2.4%
Sampo Oyj, A Shares	343,829	15,375,088

France | 10.3%
Air Liquide SA	101,281	11,243,508
Airbus Group SE	72,265	4,769,388
Capgemini SA	149,144	12,578,449
Cie Generale des Etablissements Michelin	85,283	9,485,923
Valeo SA	282,609	16,238,600
Vinci SA	193,162	13,138,719
		67,454,587
Germany | 2.4%
SAP SE	179,680	15,703,159

Ireland | 4.9%
James Hardie Industries PLC	455,855	7,218,042
Ryanair Holdings PLC Sponsored ADR (a)	89,014	7,411,305
Shire PLC	304,573	17,258,985
		31,888,332
Israel | 1.8%

Teva Pharmaceutical Industries, Ltd. Sponsored ADR	329,350	11,938,937
Description	Shares	Fair Value

Italy | 0.8%
Azimut Holding SpA	301,511	$5,021,857

Japan | 18.0%
ABC-Mart, Inc.	115,600	6,539,309
Daiwa House Industry Co., Ltd.	626,160	17,081,347
Don Quijote Holdings Co., Ltd.	403,700	14,913,633
Hoshizaki Corp.	14,800	1,169,949
Isuzu Motors, Ltd.	844,300	10,658,625
Japan Tobacco, Inc.	262,600	8,627,302
KDDI Corp.	347,400	8,771,124
Makita Corp.	142,400	9,525,843
Seven & I Holdings Co., Ltd.	277,500	10,560,591
Sony Corp.	511,800	14,223,476
Sumitomo Mitsui Financial Group, Inc.	305,800	11,592,895
United Arrows, Ltd.	146,400	4,030,599
		117,694,693
Luxembourg | 0.7%
RTL Group SA	59,023	4,326,136

Netherlands | 5.4%
Koninklijke KPN NV	1,809,326	5,357,815
Royal Dutch Shell PLC, A Shares	661,450	18,226,060
Wolters Kluwer NV	322,419	11,659,868
		35,243,743
Norway | 2.6%
Statoil ASA	453,733	8,267,612
Telenor ASA	585,065	8,723,085
		16,990,697
Philippines | 0.3%
Alliance Global Group, Inc.	7,886,900	2,027,601

Spain | 0.9%
Red Electrica Corporacion SA	327,055	6,167,061

Sweden | 3.6%
Assa Abloy AB, Class B	678,691	12,589,714
Swedbank AB, A Shares	440,531	10,647,319
		23,237,033
Switzerland | 6.1%
Novartis AG	341,972	24,884,735
Wolseley PLC	239,026	14,603,101
		39,487,836
Taiwan | 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	510,000	14,662,500

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

Turkey | 0.6%
Turkiye Garanti Bankasi AS	1,869,930	$4,042,534

United Kingdom | 13.7%
British American Tobacco PLC	322,807	18,328,629
Diageo PLC	282,746	7,314,949
Direct Line Insurance Group PLC	1,020,461	4,628,044
Howden Joinery Group PLC	957,914	4,507,392
Informa PLC	835,533	6,997,347
Provident Financial PLC	176,633	6,209,929
Prudential PLC	1,060,780	21,158,475
RELX PLC	679,304	12,080,807
Unilever PLC	209,155	8,460,345
		89,685,917
United States | 3.4%
Aon PLC	117,975	13,157,752
Signet Jewelers, Ltd.	95,141	8,967,990
		22,125,742
Total Common Stocks (Cost $559,186,210)		622,673,812
Description	Shares	Fair Value

Short-Term Investment | 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $28,928,875)	28,928,875	$28,928,875

Total Investments | 99.8% (Cost $588,115,085) (b)		$651,602,687

Cash and Other Assets in Excess of Liabilities | 0.2%		1,411,588

Net Assets | 100.0%		$653,014,275

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 96.0%

Argentina | 1.7%
YPF SA Sponsored ADR	1,062,434	$17,530,161

Brazil | 10.7%
Ambev SA ADR	2,924,400	14,358,804
Banco do Brasil SA	3,365,266	28,833,360
BB Seguridade Participacoes SA	2,171,800	18,799,890
CCR SA	3,366,500	16,404,609
Cielo SA	2,703,554	23,073,368
Localiza Rent a Car SA	781,115	8,179,747
Natura Cosmeticos SA	702,000	4,939,132
		114,588,910
China | 15.5%
AAC Technologies Holdings, Inc.	1,126,500	10,134,644
Baidu, Inc. Sponsored ADR (a)	169,700	27,900,377
China Construction Bank Corp., Class H	58,680,390	44,955,861
China Mobile, Ltd. Sponsored ADR	519,049	27,213,739
China Shenhua Energy Co., Ltd., Class H	4,516,829	8,424,110
CNOOC, Ltd.	5,989,000	7,394,064
NetEase, Inc. ADR	134,800	29,027,832
Weichai Power Co., Ltd., Class H	7,060,932	10,828,568
		165,879,195
Egypt | 0.9%
Commercial International Bank Egypt SAE GDR (Egypt)	144,531	527,539
Commercial International Bank Egypt SAE GDR (London)	2,358,760	8,606,898
		9,134,437
Hong Kong | 0.4%
Huabao International Holdings, Ltd. (a)	9,268,000	3,922,380

Hungary | 1.8%
OTP Bank Nyrt.	682,606	19,484,058

India | 9.6%
Axis Bank, Ltd.	2,743,029	18,139,780
Bajaj Auto, Ltd.	231,398	8,956,496
Bharat Heavy Electricals, Ltd.	2,506,622	4,453,323
HCL Technologies, Ltd.	1,086,435	13,198,683
Hero MotoCorp, Ltd.	346,621	15,428,805
Oil and Natural Gas Corp., Ltd.	110,435	310,176
Description	Shares	Fair Value

Punjab National Bank (a)	5,875,030	$9,884,741
Tata Consultancy Services, Ltd.	933,069	32,448,190
		102,820,194
Indonesia | 5.8%
PT Astra International Tbk	22,998,900	14,064,928
PT Bank Mandiri (Persero) Tbk	21,675,029	18,534,181
PT Semen Indonesia (Persero) Tbk	9,480,300	6,428,773
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	791,800	23,088,888
		62,116,770
Malaysia | 0.6%
British American Tobacco Malaysia Berhad	680,400	6,763,165

Mexico | 3.3%
America Movil SAB de CV, Class L Sponsored ADR	1,400,927	17,609,652
Grupo Mexico SAB de CV, Series B	3,561,197	9,670,196
Kimberly-Clark de Mexico SAB de CV, Series A	4,309,662	7,760,849
		35,040,697
Pakistan | 2.4%
Habib Bank, Ltd.	4,359,600	11,366,356
Oil & Gas Development Co., Ltd.	3,279,300	5,199,456
Pakistan Petroleum, Ltd.	5,144,402	9,315,307
		25,881,119
Philippines | 0.8%
PLDT, Inc. Sponsored ADR	306,900	8,455,095

Russia | 10.3%
ALROSA PAO	6,613,700	10,452,331
Gazprom PJSC Sponsored ADR	2,052,392	10,348,782
Lukoil PJSC Sponsored ADR	423,337	23,707,454
Magnit PJSC Sponsored GDR (London)	54,755	2,412,814
Magnit PJSC Sponsored GDR (United States)	2,884	127,329
Magnit PJSC Sponsored GDR (c), (d)	108,375	4,784,756
Mobile TeleSystems PJSC Sponsored ADR	1,805,420	16,447,376
Sberbank of Russia PJSC	14,898,581	42,042,440
		110,323,282
South Africa | 8.9%
Bid Corp., Ltd.	51,881	921,275
Imperial Holdings, Ltd.	817,112	10,795,214
Life Healthcare Group Holdings, Ltd.	3,011,717	7,119,924
Nedbank Group, Ltd.	590,682	10,173,206

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

PPC, Ltd.	8,576,515	$3,432,903
Sanlam, Ltd.	2,031,224	9,293,320
Shoprite Holdings, Ltd.	1,233,255	15,388,886
Standard Bank Group, Ltd.	983,441	10,880,222
The Bidvest Group, Ltd.	767,918	10,087,144
Vodacom Group, Ltd.	779,213	8,623,689
Woolworths Holdings, Ltd.	1,656,280	8,517,912
		95,233,695
South Korea | 12.8%
Coway Co., Ltd. (a)	151,043	11,031,628
Hanwha Life Insurance Co., Ltd. (a)	1,805,201	9,747,292
Hyundai Mobis Co., Ltd. (a)	74,708	16,293,823
KB Financial Group, Inc. (a)	326,393	11,532,443
KT&G Corp. (a)	72,977	6,099,763
Samsung Electronics Co., Ltd.	27,862	41,167,720
Shinhan Financial Group Co., Ltd. (a)	646,348	24,233,637
SK Hynix, Inc. (a)	454,381	16,609,107
		136,715,413
Taiwan | 4.7%
Hon Hai Precision Industry Co., Ltd.	3,295,151	8,536,084
Taiwan Semiconductor Manufacturing Co., Ltd.	7,368,642	41,264,670
		49,800,754
Thailand | 1.3%
Kasikornbank Public Co. Ltd.	1,131,036	5,587,348
The Siam Cement Public Co. Ltd.	551,650	7,654,809
		13,242,157
Description	Shares	Fair Value

Turkey | 4.5%
Akbank TAS	4,823,787	$10,686,938
KOC Holding AS	2,217,366	8,670,288
Tupras-Turkiye Petrol Rafinerileri AS	397,659	7,973,222
Turk Telekomunikasyon AS	2,877,086	4,303,167
Turkcell Iletisim Hizmetleri AS (a)	2,738,913	7,568,153
Turkiye Is Bankasi AS, C Shares	6,153,624	9,042,573
		48,244,341
Total Common Stocks (Cost $1,041,144,809)		1,025,175,823

Short-Term Investment | 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $40,344,509)	40,344,509	40,344,509

Total Investments | 99.8% (Cost $1,081,489,318) (b)		$1,065,520,332

Cash and Other Assets in Excess of Liabilities | 0.2%		1,934,413

Net Assets | 100.0%		$1,067,454,745

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio

Common Stocks | 74.9%

Australia | 2.4%
AGL Energy, Ltd.	7,822	$124,450
Aristocrat Leisure, Ltd.	28,638	319,536
Cochlear, Ltd.	10,191	899,649
Credit Corp. Group, Ltd.	19,030	245,763
CSL, Ltd.	19,582	1,414,606
Goodman Group REIT	20,919	107,924
Harvey Norman Holdings, Ltd.	119,637	443,350
Investa Office Fund REIT	34,452	117,506
JB Hi-Fi, Ltd.	19,054	384,678
Magellan Financial Group, Ltd.	12,516	213,886
Newcrest Mining, Ltd.	85,414	1,204,302
Pact Group Holdings, Ltd.	73,021	354,821
Resolute Mining, Ltd.	412,195	370,124
Sandfire Resources NL	24,182	98,177
Saracen Mineral Holdings, Ltd. (a)	133,618	92,172
Telstra Corp., Ltd.	59,922	220,227
The GPT Group REIT	40,972	148,573
Whitehaven Coal, Ltd. (a)	158,431	297,364
		7,057,108
Belgium | 0.6%
Anheuser-Busch InBev SA/NV Sponsored ADR	15,005	1,582,127
Telenet Group Holding NV (a)	2,314	128,389
		1,710,516
Canada | 3.2%
Alimentation Couche-Tard, Inc., Class B	3,397	154,031
Atco, Ltd., Class I	6,505	216,373
BCE, Inc.	8,605	371,912
Canadian Imperial Bank of Commerce	16,892	1,378,384
Canadian National Railway Co.	16,483	1,110,773
CI Financial Corp.	13,959	300,150
Colliers International Group, Inc.	2,672	98,490
Constellation Software, Inc.	244	110,877
Corus Entertainment, Inc., B Shares	8,774	82,339
Dollarama, Inc.	2,144	157,097
Enbridge, Inc.	24,121	1,015,035
First Quantum Minerals, Ltd.	13,857	137,781
Genworth MI Canada, Inc.	15,662	392,644
Intact Financial Corp.	1,327	94,980
Inter Pipeline, Ltd.	5,450	120,313
Linamar Corp.	6,205	266,612
Description	Shares	Fair Value

Magna International, Inc.	11,280	$489,796
Metro, Inc.	11,357	339,699
Pembina Pipeline Corp.	6,412	200,385
Quebecor, Inc., Class B	4,924	136,866
Saputo, Inc.	6,720	237,789
The Toronto-Dominion Bank	36,472	1,798,813
Transcontinental, Inc., Class A	6,186	102,236
		9,313,375
Denmark | 0.7%
Carlsberg A/S, Class B Sponsored ADR	44,495	767,984
Danske Bank A/S	3,768	114,280
Jyske Bank A/S	5,837	277,759
Novo Nordisk A/S Sponsored ADR	15,205	545,251
Novo Nordisk A/S, Class B	3,109	111,674
Vestas Wind Systems A/S	4,175	271,338
		2,088,286
Finland | 0.6%
Neste Oyj	4,641	178,161
Orion Oyj, Class B	4,433	197,302
Sampo Oyj, A Shares ADR	60,930	1,364,223
UPM-Kymmene Oyj	5,090	124,740
		1,864,426
France | 1.2%
Airbus Group SE	6,136	404,968
AXA SA	31,136	785,683
BNP Paribas SA	16,052	1,022,535
CNP Assurances	9,198	170,368
Faurecia	10,374	402,052
Orange SA	14,912	226,301
Peugeot SA (a)	10,639	173,439
Technip SA	1,774	125,888
TOTAL SA	2,877	146,864
Valeo SA	3,073	176,573
		3,634,671
Germany | 1.8%
Allianz SE	4,792	792,133
Bayer AG	8,635	900,855
Continental AG Sponsored ADR	26,330	1,013,705
Deutsche Lufthansa AG	14,498	187,334
Infineon Technologies AG	28,764	498,533
MTU Aero Engines AG	3,000	346,111
Muenchener Rueckversicherungs AG	1,413	267,244
ProSiebenSat.1 Media SE	3,018	116,669
Rheinmetall AG	3,542	237,989
Symrise AG ADR	67,260	1,021,007
		5,381,580

The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Hong Kong | 1.6%
AIA Group, Ltd. Sponsored ADR	31,135	$699,604
CLP Holdings, Ltd.	41,000	374,628
Jardine Matheson Holdings, Ltd.	19,800	1,092,228
Link Real Estate Investment Trust	42,000	271,214
The Wharf Holdings, Ltd.	96,000	630,871
WH Group, Ltd.	493,500	397,340
Wheelock & Co., Ltd.	144,000	808,316
Xinyi Glass Holdings, Ltd.	436,000	354,669
Yue Yuen Industrial Holdings, Ltd.	32,500	117,642
		4,746,512
Ireland | 0.6%
Experian PLC	4,945	95,716
Ryanair Holdings PLC Sponsored ADR (a)	1,954	162,690
Shire PLC ADR	9,300	1,584,534
		1,842,940
Israel | 0.4%
Bank Hapoalim BM	26,119	155,049
Israel Discount Bank, Ltd., Class A (a)	63,351	131,515
Nice, Ltd.	9,132	626,405
Orbotech, Ltd. (a)	9,732	325,146
		1,238,115
Italy | 0.1%
Enel SpA	62,416	274,669
Recordati SpA	5,118	144,965
		419,634
Japan | 6.7%
Amano Corp.	11,700	205,138
Asahi Glass Co., Ltd.	17,000	115,499
Astellas Pharma, Inc.	15,700	217,621
Azbil Corp.	5,300	148,831
Central Japan Railway Co.	2,600	427,035
Daito Trust Construction Co., Ltd.	11,700	1,757,235
Daiwa House Industry Co., Ltd.	8,500	231,876
Daiwa House Industry Co., Ltd. ADR	48,240	1,309,716
Foster Electric Co., Ltd.	6,200	117,021
Haseko Corp.	34,600	350,206
Heiwa Corp.	5,900	134,976
Hitachi High-Technologies Corp.	4,800	193,200
Idemitsu Kosan Co., Ltd.	15,900	421,477
Iida Group Holdings Co., Ltd.	17,700	335,091
Japan Airlines Co., Ltd.	3,900	113,806
Description	Shares	Fair Value

Kakaku.com, Inc.	14,300	$236,429
Kaken Pharmaceutical Co., Ltd.	2,200	116,483
KDDI Corp.	9,100	229,756
KDDI Corp. ADR	94,240	1,192,136
Kuraray Co., Ltd.	20,400	305,264
Kyokuto Kaihatsu Kogyo Co., Ltd.	6,300	84,514
Mazda Motor Corp.	5,500	89,334
MCJ Co., Ltd.	13,300	130,502
Mebuki Financial Group, Inc.	33,000	121,940
Mitsubishi Chemical Holdings Corp.	25,500	164,323
Mitsubishi Electric Corp.	17,000	236,327
Mitsubishi UFJ Financial Group, Inc.	109,800	675,047
Mitsui Chemicals, Inc.	87,000	389,776
Morinaga & Co., Ltd.	3,100	128,923
MS&AD Insurance Group Holdings, Inc.	5,400	166,842
Nichirei Corp.	12,700	262,787
Nihon Chouzai Co., Ltd.	6,800	253,260
Nippon Light Metal Holdings Co., Ltd.	89,100	187,576
Nippon Telegraph & Telephone Corp.	22,900	962,620
Nissan Chemical Industries, Ltd.	3,300	110,011
Nissan Motor Co., Ltd.	70,800	710,302
Nitto Denko Corp.	1,200	91,883
Oji Holdings Corp.	36,000	146,338
ORIX Corp.	25,900	401,256
Osaki Electric Co., Ltd.	12,000	124,780
Rengo Co., Ltd.	36,300	197,279
Ryohin Keikaku Co., Ltd. ADR	25,730	1,013,054
Sanyo Special Steel Co., Ltd.	44,000	208,104
Shimadzu Corp.	6,000	95,365
Showa Shell Sekiyu KK	37,800	351,167
Sumitomo Mitsui Financial Group, Inc.	64,400	2,441,408
Sumitomo Osaka Cement Co., Ltd.	26,000	97,767
Takeuchi Manufacturing Co., Ltd.	7,900	175,117
Teijin, Ltd.	16,500	333,648
Tohoku Electric Power Co., Inc.	7,300	92,111
Tokyu Fudosan Holdings Corp.	41,400	243,894
TOMONY Holdings, Inc.	30,800	158,929
Toray Industries, Inc.	23,000	185,897
West Japan Railway Co.	1,800	110,303
Yamaguchi Financial Group, Inc.	8,000	86,929
Yodogawa Steel Works, Ltd.	4,100	106,934
		19,495,043
Malta | 0.1%
Kindred Group PLC	18,681	175,178

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Netherlands | 1.1%
Koninklijke Vopak NV	7,418	$349,940
NN Group NV	7,949	269,175
NXP Semiconductors NV (a)	6,685	655,197
Royal Dutch Shell PLC, A Shares	26,150	710,806
Wolters Kluwer NV	2,071	74,895
Wolters Kluwer NV Sponsored ADR	34,205	1,241,641
		3,301,654
New Zealand | 0.1%
Fletcher Building, Ltd.	20,679	151,895

Norway | 0.4%
Aker BP ASA	41,348	739,179
DNB ASA	7,631	113,486
Leroy Seafood Group ASA	2,177	121,191
Telenor ASA	7,725	115,177
		1,089,033
Portugal | 0.3%
EDP-Energias de Portugal SA	31,395	95,608
Galp Energia SGPS SA	48,367	718,979
Jeronimo Martins SGPS SA	5,527	85,733
		900,320
Singapore | 0.3%
BOC Aviation, Ltd.	62,500	306,298
CapitaLand Commercial Trust REIT	138,900	141,168
SATS, Ltd.	32,500	108,582
Singapore Airlines, Ltd.	38,000	253,098
		809,146
South Africa | 0.0%
Mediclinic International PLC	6,854	64,772

Spain | 0.8%
Banco Santander SA	306,673	1,600,905
CaixaBank SA	179,626	593,381
Corporacion Financiera Alba SA	968	43,677
		2,237,963
Sweden | 0.7%
Assa Abloy AB ADR	130,165	1,204,026
Axfood AB	7,764	121,911
Electrolux AB, Series B	19,946	495,234
Mycronic AB	16,109	172,928
Nobina AB	25,705	143,148
		2,137,247
Description	Shares	Fair Value

Switzerland | 1.7%
Actelion, Ltd.	810	$175,396
Actelion, Ltd. ADR	13,325	725,546
Partners Group Holding AG	3,847	1,802,986
Roche Holding AG	9,464	2,161,766
Swiss Life Holding AG	430	121,699
		4,987,393
United Kingdom | 5.7%
Admiral Group PLC	9,321	209,014
Ashtead Group PLC ADR	10,955	869,827
Bellway PLC	4,109	125,026
British American Tobacco PLC Sponsored ADR	10,990	1,238,243
BT Group PLC	207,318	938,807
Centrica PLC	293,335	845,117
Cineworld Group PLC	7,134	49,556
Compass Group PLC	19,592	361,126
Compass Group PLC Sponsored ADR	52,385	978,552
CVS Group PLC	8,753	118,618
Diageo PLC Sponsored ADR	9,765	1,014,974
GlaxoSmithKline PLC	43,799	836,437
Halma PLC	7,458	82,201
Hargreaves Lansdown PLC	15,468	230,896
International Consolidated Airlines Group SA	45,126	243,506
International Consolidated Airlines Group SA Sponsored ADR	6,155	66,400
JD Sports Fashion PLC	67,190	262,880
National Grid PLC	11,316	132,344
Persimmon PLC	16,013	349,420
Phoenix Group Holdings	33,876	306,487
Provident Financial PLC	3,548	124,738
Prudential PLC ADR	22,555	897,463
Reckitt Benckiser Group PLC	3,735	315,736
RELX NV Sponsored ADR	84,335	1,413,455
RELX PLC	6,052	107,629
Rentokil Initial PLC	75,497	206,526
Rightmove PLC	2,473	118,850
SSE PLC	151,282	2,891,949
Subsea 7 SA (a)	32,494	410,740
Unilever PLC Sponsored ADR	15,245	620,472
William Hill PLC	31,449	112,089
Wm Morrison Supermarkets PLC	66,517	188,968
		16,668,046

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

United States | 43.8%
3M Co.	15,998	$2,856,763
AbbVie, Inc.	6,058	379,352
Accenture PLC, Class A	22,494	2,634,722
Adobe Systems, Inc. (a)	3,259	335,514
Aetna, Inc.	1,528	189,487
Akamai Technologies, Inc. (a)	1,759	117,290
Alaska Air Group, Inc.	1,522	135,047
Alphabet, Inc., Class A (a)	2,450	1,941,503
Alphabet, Inc., Class C (a)	1,675	1,292,799
Amdocs, Ltd.	2,349	136,829
American Electric Power Co., Inc.	10,824	681,479
American Express Co.	3,369	249,576
Amgen, Inc.	22,368	3,270,425
Aon PLC	12,233	1,364,347
Apple, Inc.	29,796	3,450,973
Applied Materials, Inc.	37,340	1,204,962
ARRIS International PLC (a)	8,112	244,415
AT&T, Inc.	51,675	2,197,738
Automatic Data Processing, Inc.	2,907	298,781
AutoZone, Inc. (a)	1,220	963,544
Baker Hughes, Inc.	15,000	974,550
Bank of America Corp.	72,861	1,610,228
Baxter International, Inc.	16,294	722,476
C.R. Bard, Inc.	1,361	305,762
Cardinal Health, Inc.	1,747	125,732
Carnival Corp.	12,401	645,596
Carnival PLC	2,252	114,096
Carrizo Oil & Gas, Inc. (a)	4,821	180,064
CBOE Holdings, Inc.	4,460	329,549
Church & Dwight Co., Inc.	3,000	132,570
Cirrus Logic, Inc. (a)	1,908	107,878
Cisco Systems, Inc.	44,000	1,329,680
Citigroup, Inc.	19,543	1,161,440
Citrix Systems, Inc. (a)	1,386	123,784
Colgate-Palmolive Co.	1,680	109,939
Comcast Corp., Class A	12,041	831,431
Comerica, Inc.	10,415	709,366
CVS Health Corp.	6,225	491,215
Darden Restaurants, Inc.	5,801	421,849
Dick’s Sporting Goods, Inc.	2,836	150,592
Dr Pepper Snapple Group, Inc.	3,109	281,893
DTE Energy Co.	1,512	148,947
Eaton Corp. PLC	11,630	780,257
Description	Shares	Fair Value

eBay, Inc. (a)	12,120	$359,843
EOG Resources, Inc.	7,910	799,701
Everest Re Group, Ltd.	2,902	627,993
Exelon Corp.	7,507	266,423
F5 Networks, Inc. (a)	1,401	202,753
Facebook, Inc., Class A (a)	8,637	993,687
FactSet Research Systems, Inc.	2,303	376,379
FedEx Corp.	5,515	1,026,893
Fidelity National Information Services, Inc.	11,025	833,931
Fifth Third Bancorp	5,744	154,916
Fiserv, Inc. (a)	2,314	245,932
Foot Locker, Inc.	11,258	798,080
General Mills, Inc.	8,543	527,701
General Motors Co.	22,504	784,039
Genpact, Ltd. (a)	4,309	104,881
GoDaddy, Inc., Class A (a)	3,206	112,050
Great Plains Energy, Inc.	72,452	1,981,562
Harman International Industries, Inc.	1,577	175,299
Hasbro, Inc.	3,276	254,840
HCA Holdings, Inc. (a)	5,788	428,428
Honeywell International, Inc.	10,740	1,244,229
HP, Inc.	19,507	289,484
Humana, Inc.	3,962	808,367
IDEXX Laboratories, Inc. (a)	1,791	210,031
Intel Corp.	20,894	757,825
Intercontinental Exchange, Inc.	22,005	1,241,522
International Game Technology PLC	5,518	140,819
Intuit, Inc.	3,601	412,711
Iron Mountain, Inc. REIT	2,586	83,993
J.B. Hunt Transport Services, Inc.	2,876	279,173
Johnson & Johnson	30,425	3,505,264
Johnson Controls International PLC	24,186	996,221
Jones Lang LaSalle, Inc.	1,756	177,426
JPMorgan Chase & Co.	29,713	2,563,935
Juniper Networks, Inc.	9,040	255,470
KB Home	6,268	99,097
Kellogg Co.	7,305	538,452
Kimberly-Clark Corp.	3,473	396,339
Las Vegas Sands Corp.	6,299	336,430
Lear Corp.	988	130,782
Legg Mason, Inc.	5,751	172,012
Lowe’s Cos., Inc.	19,017	1,352,489
Manitowoc Foodservice, Inc. (a)	34,010	657,413
Marathon Petroleum Corp.	8,555	430,744
Marsh & McLennan Cos., Inc.	4,993	337,477
MasterCard, Inc., Class A	2,949	304,484

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Mead Johnson Nutrition Co.	6,685	$473,031
MetLife, Inc.	13,724	739,586
Mettler-Toledo International, Inc. (a)	1,388	580,961
Microsoft Corp.	71,561	4,446,801
MKS Instruments, Inc.	2,353	139,768
Mohawk Industries, Inc. (a)	3,318	662,538
Molson Coors Brewing Co., Class B	10,871	1,057,857
Monsanto Co.	6,091	640,834
Motorola Solutions, Inc.	1,307	108,337
MSCI, Inc.	2,273	179,067
NIKE, Inc., Class B	5,154	261,978
Nordstrom, Inc.	2,967	142,208
Northrop Grumman Corp.	1,741	404,922
NVIDIA Corp.	4,472	477,341
O’Reilly Automotive, Inc. (a)	1,191	331,586
Omnicom Group, Inc.	4,509	383,761
Paychex, Inc.	5,181	315,419
PayPal Holdings, Inc. (a)	2,472	97,570
PepsiCo, Inc.	30,003	3,139,214
Phillips 66	997	86,151
Pinnacle West Capital Corp.	2,145	167,374
Piper Jaffray Cos., Inc. (a)	6,113	443,193
Pool Corp.	4,265	445,010
Primerica, Inc.	1,349	93,283
Prudential Financial, Inc.	15,486	1,611,473
Public Service Enterprise Group, Inc.	11,160	489,701
Quest Diagnostics, Inc.	9,840	904,296
Quintiles IMS Holdings, Inc. (a)	14,240	1,082,952
Regions Financial Corp.	128,092	1,839,401
Republic Services, Inc.	6,178	352,455
Reynolds American, Inc.	12,785	716,471
Rice Energy, Inc. (a)	7,815	166,850
Rockwell Automation, Inc.	9,180	1,233,792
Rockwell Collins, Inc.	3,069	284,680
Ross Stores, Inc.	19,476	1,277,626
S&P Global, Inc.	11,653	1,253,164
Sanderson Farms, Inc.	1,187	111,863
Schlumberger, Ltd.	22,830	1,916,579
Skyworks Solutions, Inc.	10,101	754,141
Snap-on, Inc.	4,870	834,085
Southwestern Energy Co. (a)	7,436	80,458
Spirit AeroSystems Holdings, Inc., Class A	3,212	187,420
Description	Shares	Fair Value

St. Jude Medical, Inc.	2,055	$164,790
Starbucks Corp.	12,454	691,446
Sysco Corp.	41,973	2,324,045
Tallgrass Energy GP LP	6,538	175,218
Teradata Corp. (a)	3,561	96,752
Tesoro Corp.	2,769	242,149
Texas Instruments, Inc.	16,941	1,236,185
The Boeing Co.	7,752	1,206,831
The Charles Schwab Corp.	24,995	986,553
The Clorox Co.	1,171	140,543
The Coca-Cola Co.	24,410	1,012,039
The Dow Chemical Co.	24,086	1,378,201
The Estee Lauder Cos., Inc., Class A	4,363	333,726
The Gap, Inc.	8,974	201,377
The Interpublic Group of Cos., Inc.	27,556	645,086
The Kroger Co.	40,965	1,413,702
The Procter & Gamble Co.	12,293	1,033,595
The Sherwin-Williams Co.	4,299	1,155,313
The Southern Co.	12,974	638,191
The TJX Cos., Inc.	9,642	724,403
The Walt Disney Co.	1,697	176,861
Thermo Fisher Scientific, Inc.	6,700	945,370
Time Warner, Inc.	16,771	1,618,905
Tyson Foods, Inc., Class A	6,799	419,362
Ubiquiti Networks, Inc. (a)	2,471	142,824
United Rentals, Inc. (a)	2,684	283,377
United Technologies Corp.	14,025	1,537,421
UnitedHealth Group, Inc.	13,398	2,144,216
Unum Group	5,749	252,554
Vantiv, Inc., Class A (a)	17,130	1,021,291
Verizon Communications, Inc.	57,343	3,060,969
Visa, Inc., Class A	17,454	1,361,761
VMware, Inc., Class A (a)	3,015	237,371
Wal-Mart Stores, Inc.	4,683	323,689
Waste Management, Inc.	5,032	356,819
Waters Corp. (a)	1,706	229,269
WellCare Health Plans, Inc. (a)	5,111	700,616
Wyndham Worldwide Corp.	1,477	112,798
Xcel Energy, Inc.	13,208	537,566
Zoetis, Inc.	33,010	1,767,025
		128,457,366
Total Common Stocks (Cost $209,219,628)		219,772,219

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Corporate Bonds | 8.4%

Australia | 0.6%
Telstra Corp., Ltd.:
4.000%, 11/15/17	AUD	1,450	$1,059,317
4.000%, 09/16/22	AUD	390	287,822
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	567	422,539
			1,769,678
Belgium | 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.375%, 01/25/18	CAD	985	742,346
2.650%, 02/01/21	USD	855	858,923
			1,601,269
Canada | 0.5%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	400	325,133
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	555	558,030
2.621%, 12/22/21	CAD	665	507,949
			1,391,112
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	500	578,526

France | 0.3%
Orange SA, 5.375%, 07/08/19	USD	803	864,975

Germany | 0.6%
BMW Finance NV, 3.375%, 12/14/18	GBP	870	1,126,425
Daimler Finance North America LLC, 3.875%, 09/15/21	USD	575	603,448
			1,729,873
Mexico | 0.1%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	10,000	438,466

Netherlands | 0.2%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	615	447,046
Description	Security Currency	Principal Amount (000)	Fair Value

New Zealand | 0.3%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	1,000	$778,370

Norway | 0.3%
Statoil ASA, 3.700%, 03/01/24	USD	520	543,726
Telenor ASA, 1.750%, 05/22/18	USD	480	478,740
			1,022,466
Spain | 0.2%
Iberdrola International BV, 1.125%, 04/21/26	EUR	600	629,454

United Kingdom | 0.7%
Centrica PLC, 7.000%, 09/19/18	GBP	100	135,931
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	672	941,773
SSE PLC, 5.000%, 10/01/18	GBP	700	926,094
			2,003,798
United States | 3.9%
Alphabet, Inc., 3.625%, 05/19/21	USD	305	323,164
Amazon.com, Inc., 3.800%, 12/05/24	USD	650	682,209
Apple, Inc.:
2.850%, 02/23/23	USD	177	177,917
3.850%, 05/04/43	USD	770	734,829
Citigroup, Inc., 3.305%, 05/04/21 (e)	AUD	970	703,056
General Electric Co., 5.500%, 02/01/17	NZD	255	177,555
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	270	203,407
2.050%, 09/17/20	CAD	445	332,843
John Deere Capital Corp., 2.300%, 09/16/19	USD	325	328,371
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	550	592,562
Microsoft Corp., 4.450%, 11/03/45	USD	983	1,045,174
Morgan Stanley, 2.500%, 01/24/19	USD	920	929,340

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Nestle Holdings, Inc., 2.500%, 07/10/17	NOK	4,580	$533,428
NIKE, Inc., 2.375%, 11/01/26	USD	515	485,132
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	865	618,072
3.625%, 01/22/23	USD	705	719,385
The Home Depot, Inc., 2.625%, 06/01/22	USD	725	727,724
Union Pacific Corp., 4.163%, 07/15/22	USD	675	726,664
Valero Energy Corp., 6.125%, 02/01/20	USD	399	440,122
Wells Fargo & Co., 3.075%, 07/27/21 (e)	AUD	705	510,524
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	485	376,108
			11,367,586
Total Corporate Bonds (Cost $25,840,655)			24,622,619

Foreign Government Obligations | 9.1%

Australia | 0.6%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	1,105	898,039
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	985	845,749
			1,743,788
Bahamas | 0.2%
Commonwealth of Bahamas, 5.750%, 01/16/24	USD	700	710,871

Bermuda | 0.5%
Government of Bermuda, 4.854%, 02/06/24	USD	1,365	1,418,467

Canada | 1.2%
City of Vancouver, 2.900%, 11/20/25	CAD	415	313,402
Province of Alberta, 4.000%, 12/01/19	CAD	1,430	1,146,663
Description	Security Currency	Principal Amount (000)	Fair Value

Province of Ontario, 1.950%, 01/27/23	CAD	1,330	$988,904
Province of Quebec, 2.500%, 04/20/26	USD	1,075	1,033,162
			3,482,131
Cayman Islands | 0.2%
Cayman Islands Government Bond, 5.950%, 11/24/19	USD	485	530,469

Chile | 0.2%
Republic of Chile, 3.125%, 01/21/26	USD	700	689,500

Colombia | 0.3%
Republic of Colombia, 2.625%, 03/15/23	USD	850	800,063

Czech Republic | 0.4%
Czech Republic Government Bond, 0.060%, 12/09/20 (e)	CZK	26,140	1,038,148

Hungary | 0.2%
Hungary Government Bond, 5.500%, 06/24/25	HUF	172,000	698,964

Ireland | 0.4%
Irish Treasury, 3.400%, 03/18/24	EUR	840	1,075,064

Lithuania | 0.1%
Republic of Lithuania, 6.625%, 02/01/22	USD	300	348,201

Mexico | 1.0%
Mexican Bonos:
5.000%, 12/11/19	MXN	23,020	1,052,244
6.500%, 06/09/22	MXN	11,520	536,289
United Mexican States, 6.750%, 02/06/24	GBP	860	1,270,512
			2,859,045
New Zealand | 0.4%
New Zealand Government Bond, 6.000%, 05/15/21	NZD	1,535	1,175,520

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Norway | 0.8%
Kommunalbanken AS, 1.375%, 10/26/20 (d)	USD	600	$585,376
Oslo Kommune:
3.550%, 02/12/21	NOK	3,000	367,878
3.600%, 12/06/22	NOK	2,000	249,579
2.450%, 05/24/23	NOK	3,000	350,220
3.650%, 11/08/23	NOK	3,000	375,699
2.350%, 09/04/24	NOK	4,000	462,934
			2,391,686
Panama | 0.3%
Republic of Panama, 4.000%, 09/22/24	USD	880	894,300

Poland | 0.7%
Poland Government Bond, 1.790%, 01/25/21 (e)	PLN	9,015	2,118,454

Romania | 0.2%
Romanian Government Bond, 2.875%, 10/28/24	EUR	430	480,930

Singapore | 0.9%
Singapore Government Bond, 3.000%, 09/01/24	SGD	3,675	2,644,305

Spain | 0.3%
Spain Government Bonds:
1.600%, 04/30/25	EUR	316	344,300
1.950%, 07/30/30	EUR	636	681,309
			1,025,609
Sweden | 0.2%
Kommuninvest I Sverige AB, 1.500%, 04/23/19 (d)	USD	500	496,617

Total Foreign Government Obligations (Cost $28,631,682)			26,622,132
Description	Security Currency	Principal Amount (000)	Fair Value

Quasi Government Bonds | 1.6%

Canada | 0.6%
Hydro-Quebec:
1.037%, 12/01/19 (e)	CAD	2,140	$1,595,807
9.625%, 07/15/22	CAD	253	264,664
			1,860,471
Chile | 0.3%
Corp. Nacional del Cobre de Chile, 4.500%, 08/13/23	USD	830	855,785

Mexico | 0.3%
Nacional Financiera SNC, 3.375%, 11/05/20	USD	700	700,962

Singapore | 0.4%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	1,065	1,133,999

Total Quasi Government Bonds (Cost $4,657,972)			4,551,217

Supranationals | 1.4%
African Development Bank, 2.375%, 09/23/21	USD	510	513,012
Asian Development Bank:
1.875%, 04/12/19	USD	1,000	1,006,739
2.125%, 03/19/25	USD	735	708,475
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	630	668,342
European Investment Bank, 1.125%, 09/16/21 (d)	CAD	1,065	772,215
Inter-American Development Bank, 6.000%, 12/15/17	NZD	435	311,767

Total Supranationals (Cost $4,110,916)			3,980,550

US Municipal Bonds | 0.9%

California | 0.5%
California State Build America Bond, 7.500%, 04/01/34	USD	1,125	1,590,187

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Georgia | 0.3%
Georgia State:
Build America Bond Series H, 5.014%, 11/01/27	USD	420	$483,953
Series B, 2.380%, 02/01/27	USD	350	326,134
			810,087
Pennsylvania | 0.0%
Pennsylvania State Build America Bond Third Series B, 5.850%, 07/15/30	USD	50	55,523

Texas | 0.0%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	100	109,265

Wisconsin | 0.1%
Wisconsin State Build America Bond Series D, 5.400%, 05/01/28	USD	175	193,627

Total US Municipal Bonds (Cost $2,898,410)			2,758,689

US Treasury Securities | 1.4%
US Treasury Notes:
2.125%, 05/15/25	USD	2,675	2,618,659
1.625%, 05/15/26	USD	782	729,215
2.500%, 05/15/46	USD	760	673,718

Total US Treasury Securities (Cost $4,227,551)			4,021,592
Description	Shares	Fair Value

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $6,892,111)	6,892,111	$6,892,111

Total Investments | 100.0% (Cost $286,478,925) (b), (f)		$293,221,129

Cash and Other Assets in Excess of Liabilities | 0.0%		65,165

Net Assets | 100.0%		$293,286,294

The accompanying notes are an integral part of these financial statements.

Annual Report	33

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	3,973,422	USD	2,961,551	HSB	02/16/17	$—	$97,170
CAD	234,539	USD	173,982	HSB	02/16/17	794	—
CAD	1,949,092	USD	1,474,988	HSB	02/16/17	—	22,539
CAD	4,631,177	USD	3,429,061	HSB	02/16/17	22,058	—
CHF	716,146	USD	732,930	HSB	02/16/17	—	27,655
CZK	1,549,311	USD	63,750	CIT	07/11/17	—	2,610
DKK	6,100,255	USD	861,500	HSB	02/16/17	4,252	—
EUR	441,056	USD	473,826	CIT	02/16/17	—	8,569
EUR	469,264	USD	504,131	CIT	02/16/17	—	9,117
EUR	6,747,343	USD	7,384,258	CIT	02/16/17	—	266,674
EUR	465,194	USD	495,897	HSB	02/16/17	—	5,177
EUR	471,483	USD	515,925	HSB	02/16/17	—	18,571
EUR	778,153	USD	844,000	HSB	02/16/17	—	23,148
EUR	898,919	USD	968,900	HSB	02/16/17	—	20,655
EUR	11,948,993	USD	13,075,305	HSB	02/16/17	—	470,645
EUR	2,686,666	USD	2,856,007	HSB	03/01/17	—	20,233
GBP	2,061,548	USD	2,569,740	HSB	02/16/17	—	26,325
GBP	285,237	USD	354,948	SSB	03/01/17	—	2,944
HUF	92,199,120	USD	318,406	JPM	02/16/17	—	4,197
JPY	1,180,058,257	USD	10,940,800	CIT	02/16/17	—	821,865
JPY	44,798,314	USD	415,313	HSB	02/16/17	—	31,169
JPY	135,824,164	USD	1,229,000	HSB	02/16/17	—	64,315
JPY	867,507,131	USD	8,042,415	HSB	02/16/17	—	603,588
JPY	77,444,595	USD	693,327	SSB	03/01/17	—	28,897
KRW	938,955,600	USD	786,000	HSB	01/23/17	—	8,590
MXN	19,815,603	USD	968,895	HSB	02/16/17	—	18,582
NOK	9,866,106	USD	1,151,189	HSB	02/16/17	—	8,279
NZD	3,200,528	USD	2,257,973	HSB	02/16/17	—	37,542
PLN	4,056,807	USD	974,646	HSB	02/16/17	—	5,940
SEK	4,990,792	USD	554,148	CIT	02/16/17	—	4,924
SEK	925,622	USD	101,300	HSB	02/16/17	562	—
SEK	2,186,011	USD	242,966	HSB	02/16/17	—	2,401
SEK	6,188,616	USD	672,800	HSB	02/16/17	8,241	—
USD	1,434,146	AUD	1,357,477	CIT	02/16/17	76,669	—
USD	98,366	AUD	97,266	HSB	02/16/17	1,100	—
USD	507,300	AUD	499,501	HSB	02/16/17	7,799	—
USD	2,471,305	AUD	2,340,004	HSB	02/16/17	131,301	—
USD	3,395,127	AUD	3,214,743	HSB	02/16/17	180,384	—
USD	651,615	AUD	629,277	HSB	03/01/17	22,338	—
USD	326,289	AUD	315,034	SSB	03/01/17	11,255	—
USD	143,900	CAD	144,897	HSB	02/16/17	—	997
USD	359,000	CAD	358,571	HSB	02/16/17	429	—
USD	541,300	CAD	543,968	HSB	02/16/17	—	2,668
USD	1,325,423	CAD	1,322,397	HSB	02/16/17	3,025	—

The accompanying notes are an integral part of these financial statements.

34	Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	4,221,682	CAD	4,240,951	HSB	02/16/17	$—	$19,269
USD	5,051,607	CAD	5,074,664	HSB	02/16/17	—	23,057
USD	2,736,580	CAD	2,733,494	HSB	03/01/17	3,086	—
USD	339,649	CAD	339,271	SSB	03/01/17	378	—
USD	250,000	CHF	248,199	HSB	02/16/17	1,801	—
USD	1,119,163	CZK	1,048,792	JPM	07/11/17	70,370	—
USD	210,111	EUR	209,549	CIT	02/16/17	563	—
USD	426,064	EUR	420,945	CIT	02/16/17	5,119	—
USD	1,583,300	EUR	1,563,487	CIT	02/16/17	19,813	—
USD	925,900	EUR	924,948	HSB	02/16/17	952	—
USD	1,583,300	EUR	1,565,983	HSB	02/16/17	17,317	—
USD	2,250,000	EUR	2,274,913	HSB	02/16/17	—	24,913
USD	7,705,700	EUR	7,630,845	HSB	02/16/17	74,855	—
USD	675,444	GBP	658,795	CIT	02/16/17	16,649	—
USD	612,806	GBP	597,751	HSB	02/16/17	15,055	—
USD	1,878,400	GBP	1,875,880	HSB	02/16/17	2,520	—
USD	281,572	GBP	274,593	JPM	02/16/17	6,978	—
USD	1,640,649	HKD	1,640,181	SSB	03/01/17	468	—
USD	1,084,013	HUF	1,046,356	JPM	02/16/17	37,656	—
USD	1,457,400	JPY	1,327,920	CIT	02/16/17	129,480	—
USD	238,900	JPY	235,346	HSB	02/16/17	3,554	—
USD	1,159,500	JPY	1,058,852	HSB	02/16/17	100,648	—
USD	5,498,200	JPY	5,197,474	HSB	02/16/17	300,727	—
USD	596,097	JPY	571,288	HSB	03/01/17	24,809	—
USD	1,912,938	MXN	1,922,016	HSB	02/16/17	—	9,078
USD	979,340	MXN	984,109	JPM	02/16/17	—	4,769
USD	3,628,655	NOK	3,510,407	HSB	02/16/17	118,249	—
USD	615,771	NZD	583,054	CIT	02/16/17	32,717	—
USD	3,296,629	NZD	3,121,472	CIT	02/16/17	175,157	—
USD	198,800	NZD	197,194	HSB	02/16/17	1,606	—
USD	782,013	NZD	740,584	HSB	02/16/17	41,429	—
USD	3,127,655	PLN	3,006,396	HSB	02/16/17	121,259	—
USD	253,600	SEK	257,326	HSB	02/16/17	—	3,726
USD	2,814,627	SGD	2,736,802	CIT	02/16/17	77,825	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,871,247	$2,750,798

The accompanying notes are an integral part of these financial statements.

Annual Report	35

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$9,255,106	$1,281,801	$68,863	$1,212,938
US Small-Mid Cap Equity	57,563,543	9,104,355	1,208,187	7,896,168
International Equity	589,456,677	91,477,181	29,331,171	62,146,010
Emerging Markets Equity	1,084,449,321	132,354,292	151,283,281	(18,928,989)
Global Dynamic Multi Asset	287,297,385	13,965,419	8,041,675	5,923,744

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.
(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2016, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.4%
Global Dynamic Multi Asset	0.6

(e)	Variable and floating rate securities are securities which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.
(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CZK	—	Czech Koruna	NOK	—	Norwegian Krone
DKK	—	Danish Krone	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar

Counterparty Abbreviations:

CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

Aerospace & Defense	1.4%	—%	1.8%
Air Freight & Logistics	—	—	0.4
Airlines	1.1	—	0.4
Auto Components	3.9	1.5	1.0
Automobiles	1.6	3.6	1.3
Banks	6.6	26.7	7.7
Beverages	5.0	1.3	3.8
Biotechnology	2.7	—	2.6
Building Products	1.9	—	0.8
Capital Markets	0.8	—	3.7
Chemicals	1.7	0.4	2.0
Commercial Services & Suppliers	—	—	0.3
Communications Equipment	—	—	0.8
Construction & Engineering	2.0	—	—
Construction Materials	1.1	1.6	0.1
Consumer Finance	1.0	—	0.2
Containers & Packaging	—	—	0.2
Distributors	—	1.0	0.2
Diversified Financial Services	—	—	0.3
Diversified Telecommunication Services	2.2	2.6	3.7
Electric Utilities	1.0	—	3.3
Electrical Equipment	—	0.4	0.9
Electronic Equipment, Instruments & Components	—	1.8	0.5
Energy Equipment & Services	—	—	1.2
Equity Real Estate Investment Trusts (REITs)	—	—	0.3
Food & Staples Retailing	1.6	2.2	1.9
Food Products	—	—	1.5
Health Care Equipment & Supplies	—	—	0.8
Health Care Providers & Services	—	0.7	1.9
Hotels, Restaurants & Leisure	—	—	1.5
Household Durables	2.2	1.0	0.9
Household Products	—	0.7	0.7
Independent Power and Renewable Electricity Producers	—	—	0.6
Industrial Conglomerates	0.3	1.8	1.9
Insurance	9.4	3.5	3.8
Internet & Catalog Retail	—	—	0.2
Internet Software & Services	—	5.3	1.9
IT Services	1.9	6.4	2.5
Leisure Products	—	—	0.1
Life Sciences Tools & Services	—	—	1.0
Machinery	1.6	1.0	0.9
Media	1.7	—	1.5
Metals & Mining	2.3	1.9	1.1

The accompanying notes are an integral part of these financial statements.

Annual Report	37

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

Multiline Retail	2.3%	0.8%	0.6%
Multi-Utilities	—	—	0.7
Oil, Gas & Consumable Fuels	7.6	8.5	2.9
Paper & Forest Products	—	—	0.1
Personal Products	1.3	0.5	0.3
Pharmaceuticals	5.6	—	3.6
Professional Services	3.6	—	1.0
Real Estate Management & Development	2.6	—	1.8
Road & Rail	1.3	0.8	1.0
Semiconductors & Semiconductor Equipment	2.3	5.4	2.0
Software	2.4	—	2.5
Specialty Retail	3.0	—	2.4
Technology Hardware, Storage & Peripherals	—	3.9	1.6
Textiles, Apparel & Luxury Goods	—	—	0.3
Thrifts & Mortgage Finance	—	—	0.1
Tobacco	4.1	1.2	0.7
Trading Companies & Distributors	2.9	—	0.5
Transportation Infrastructure	—	1.5	—
Wireless Telecommunication Services	1.4	8.0	0.6
Subtotal	95.4	96.0	84.9
Foreign Government Obligations	—	—	9.1
Supranationals	—	—	1.4
US Municipal Bonds	—	—	0.9
US Treasury Securities	—	—	1.4
Short-Term Investments	4.4	3.8	2.3
Total Investments	99.8%	99.8%	100.0%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

38	Annual Report

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Annual Report	39

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

	Lazard	Lazard
	Retirement	Retirement
	US Strategic	US Small-Mid Cap
December 31, 2016	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at fair value	$10,468,044	$65,459,711
Foreign currency, at fair value	—	—
Receivables for:
Investments sold	—	17,287
Dividends and interest	5,600	64,909
Capital stock sold	7,978	72,820
Amount due from Investment Manager (Note 3)	2,887	—
Amount due from custodian (Note 3)	—	6,776
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	10,484,509	65,621,503

LIABILITIES
Due to custodian	—	—
Payables for:
Management fees	—	54,729
Accrued distribution fees	2,213	13,901
Accrued custodian fees	7,420	7,183
Accrued administration fees	6,505	13,710
Accrued shareholders’ reports	2,392	4,075
Accrued professional services	23,896	24,499
Investments purchased	—	—
Capital stock redeemed	2,142	23,157
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	2,148	2,165
Total liabilities	46,716	143,419
Net assets	$10,437,793	$65,478,084

NET ASSETS
Paid in capital	$9,647,767	$54,715,982
Undistributed (distributions in excess of) net investment income (loss)	80,766	230,470
Accumulated net realized gain (loss)	(521,923)	2,311,396
Net unrealized appreciation (depreciation) on:
Investments	1,231,183	8,220,236
Foreign currency translations and forward currency contracts	—	—
Net assets	$10,437,793	$65,478,084

Service Shares
Net assets	$10,437,793	$65,478,084
Shares of capital stock outstanding*	906,860	8,090,372
Net asset value, offering and redemption price per share	$11.51	$8.09
Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$9,236,861	$57,239,475
Cost of foreign currency	—	—

* $0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

40	Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
International	Emerging Markets	Global Dynamic
Equity Portfolio	Equity Portfolio	Multi Asset Portfolio

$651,602,687	$1,065,520,332	$293,221,129
50,919	189,485	10,935
641,292	3,111,163	—
1,459,981	973,641	927,072
482,786	729,810	488,061
—	—	—
73,668	152,980	—
—	—	1,871,247
654,311,333	1,070,677,411	296,518,444

—	—	4,533

412,245	892,867	139,907
137,415	183,927	61,472
31,016	131,766	35,071
43,633	62,422	25,279
28,951	40,170	11,413
31,593	36,633	33,451
477,471	712,837	23,313
119,382	589,334	143,933
—	—	2,750,798
15,352	572,710	2,980
1,297,058	3,222,666	3,232,150
$653,014,275	$1,067,454,745	$293,286,294

$610,562,632	$1,161,960,133	$289,799,879
2,233,700	4,685,073	(3,614,604)
(23,192,411)	(82,656,582)	1,239,142

63,487,602	(16,536,799)	6,742,204
(77,248)	2,920	(880,327)
$653,014,275	$1,067,454,745	$293,286,294

$653,014,275	$880,046,775	$293,286,294
56,443,790	46,868,834	24,807,688
$11.57	$18.78	$11.82

—	$187,407,970	—
—	10,098,734	—
—	$18.56	—
$588,115,085	$1,081,489,318	$286,478,925
$50,616	$189,302	$10,894

Annual Report	41

Lazard Retirement Series, Inc. Statements of Operations

	Lazard	Lazard
	Retirement	Retirement
	US Strategic	US Small-Mid Cap
For the Year Ended December 31, 2016	Equity Portfolio	Equity Portfolio

Investment Income (Loss)

Income
Dividends	$191,654	$981,717
Interest	—	—
Total investment income*	191,654	981,717

Expenses
Management fees (Note 3)	72,302	431,117
Distribution fees (Service Shares)	25,796	143,724
Custodian fees	44,811	56,318
Administration fees	44,620	54,094
Professional services	36,744	42,075
Shareholders’ reports	9,990	9,247
Directors’ fees and expenses	5,389	7,076
Shareholders’ services	13,627	13,342
Registration fees	61	204
Other	2,768	4,113
Total gross expenses	256,108	761,310
Management fees waived and expenses reimbursed	(134,070)	(36,003)
Administration fees waived	(18,750)	—
Reimbursement of custodian fees (Note 3)	—	(6,776)
Total net expenses	103,288	718,531
Net investment income (loss)	88,366	263,186

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(517,325)	2,528,724
Foreign currency transactions and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(517,325)	2,528,724
Net change in unrealized appreciation (depreciation) on:
Investments**	1,326,163	5,915,148
Foreign currency translations and forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	1,326,163	5,915,148
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	808,838	8,443,872
Net increase (decrease) in net assets resulting from operations	$897,204	$8,707,058
* Net of foreign withholding taxes of	$—	$1,281
** Includes net change in unrealized appreciation (depreciation) foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

42	Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
International	Emerging Markets	Global Dynamic
Equity Portfolio	Equity Portfolio	Multi Asset Portfolio

$17,679,787	$26,845,684	$4,083,317
—	—	1,751,788
17,679,787	26,845,684	5,835,105

4,972,676	10,121,612	2,100,559
1,656,069	2,093,572	639,579
162,953	756,943	191,694
175,202	240,681	93,676
113,960	163,557	71,096
85,242	96,138	45,716
29,261	40,237	13,540
16,606	29,909	14,096
370	3,046	2,733
19,417	27,438	11,373
7,231,756	13,573,133	3,184,062
—	—	(502,423)
—	—	—
(73,668)	(152,980)	—
7,158,088	13,420,153	2,681,639
10,521,699	13,425,531	3,153,466

(22,190,283)	(56,052,664)	(2,785,420)
(95,306)	(121,210)	416,103

(22,285,589)	(56,173,874)	(2,369,317)

(18,226,371)	230,281,563	8,255,529
(11,088)	(1,045)	(1,301,349)

(18,237,459)	230,280,518	6,954,180

(40,523,048)	174,106,644	4,584,863
$(30,001,349)	$187,532,175	$7,738,329
$1,905,045	$3,487,210	$187,809
$—	$(401,817)	$—

Annual Report	43

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,366	$66,770	$263,186	$(139,450)
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(517,325)	927,106	2,528,724	5,414,421
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	1,326,163	(1,620,763)	5,915,148	(6,818,250)
Net increase (decrease) in net assets resulting from operations	897,204	(626,887)	8,707,058	(1,543,279)

Distributions to shareholders
From net investment income
Service Shares	(10,679)	(52,360)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	(105,677)	(792,085)	(3,171,705)	(4,465,229)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(116,356)	(844,445)	(3,171,705)	(4,465,229)

Capital stock transactions
Net proceeds from sales
Service Shares	1,106,595	5,026,315	12,126,952	14,432,469
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	116,356	844,445	3,171,705	4,465,229
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(3,094,973)	(5,261,809)	(14,855,237)	(16,880,480)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(1,872,022)	608,951	443,420	2,017,218
Total increase (decrease) in net assets	(1,091,174)	(862,381)	5,978,773	(3,991,290)
Net assets at beginning of period	11,528,967	12,391,348	59,499,311	63,490,601
Net assets at end of period*	$10,437,793	$11,528,967	$65,478,084	$59,499,311
*Includes undistributed (distributions in excess of) net investment income (loss) of	$80,766	$10,671	$230,470	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	1,083,612	1,020,099	8,047,591	7,764,268
Shares sold	103,039	420,624	1,607,794	1,725,627
Shares issued to shareholders from reinvestment of distributions	10,370	80,270	430,938	605,900
Shares redeemed	(290,161)	(437,381)	(1,995,951)	(2,048,204)
Net increase (decrease)	(176,752)	63,513	42,781	283,323
Shares outstanding at end of period	906,860	1,083,612	8,090,372	8,047,591

Investor Shares
Shares outstanding at beginning of period
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net increase (decrease)
Shares outstanding at end of period

The accompanying notes are an integral part of these financial statements.

44	Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi Asset Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2016	2015	2016	2015

$10,521,699	$10,085,261	$13,425,531	$15,243,474	$3,153,466	$2,379,616

(22,285,589)	27,470,767	(56,173,874)	(24,302,162)	(2,369,317)	(909,955)

(18,237,459)	(24,202,942)	230,280,518	(208,269,416)	6,954,180	(3,041,867)

(30,001,349)	13,353,086	187,532,175	(217,328,104)	7,738,329	(1,572,206)

(8,837,795)	(11,274,502)	(8,897,841)	(9,782,582)	(728,536)	—
—	—	(2,325,656)	(2,497,132)	—	—

(1,500,336)	(12,022,244)	—	(2,236,910)	(911,504)	(5,417,685)
—	—	—	(517,868)	—	—
(10,338,131)	(23,296,746)	(11,223,497)	(15,034,492)	(1,640,040)	(5,417,685)

88,994,820	108,614,054	155,198,810	201,022,412	109,767,981	78,547,519
—	—	39,888,122	29,579,712	—	—

10,338,131	23,296,746	8,897,841	12,019,492	1,640,041	5,417,685
—	—	2,325,656	3,015,000	—	—

(87,990,969)	(130,279,566)	(185,865,415)	(127,926,800)	(46,886,208)	(30,978,537)
—	—	(42,152,216)	(62,096,136)	—	—

11,341,982	1,631,234	(21,707,202)	55,613,680	64,521,814	52,986,667
(28,997,498)	(8,312,426)	154,601,476	(176,748,916)	70,620,103	45,996,776
682,011,773	690,324,199	912,853,269	1,089,602,185	222,666,191	176,669,415
$653,014,275	$682,011,773	$1,067,454,745	$912,853,269	$293,286,294	$222,666,191

$2,233,700	$316,288	$4,685,073	$2,560,560	$(3,614,604)	$(1,397,040)

55,520,320	55,231,355	48,088,227	43,075,583	19,352,557	14,895,028
7,425,970	8,242,943	8,776,015	11,097,828	9,323,596	6,588,954

883,446	1,911,335	477,613	758,566	136,853	476,062
(7,385,946)	(9,865,313)	(10,473,021)	(6,843,750)	(4,005,318)	(2,607,487)
923,470	288,965	(1,219,393)	5,012,644	5,455,131	4,457,529
56,443,790	55,520,320	46,868,834	48,088,227	24,807,688	19,352,557

		10,186,142	11,645,766
		2,210,607	1,623,022

		126,551	192,541
		(2,424,566)	(3,275,187)
		(87,408)	(1,459,624)
		10,098,734	10,186,142

Annual Report	45

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$10.64	$12.15	$12.02	$10.44	$9.26
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.06	0.09	0.11	0.12
Net realized and unrealized gain (loss)	0.90	(0.73)	1.68	2.80	1.18

Total from investment operations	1.00	(0.67)	1.77	2.91	1.30
Less distributions from:
Net investment income	(0.01)	(0.05)	(0.09)	(0.11)	(0.12)
Net realized gains	(0.12)	(0.79)	(1.55)	(1.22)	—

Total distributions	(0.13)	(0.84)	(1.64)	(1.33)	(0.12)

Net asset value, end of period	$11.51	$10.64	$12.15	$12.02	$10.44

Total Return (a)	9.42%	-5.44%	14.71%	28.07%	14.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,438	$11,529	$12,391	$8,944	$6,702
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.48%	2.31%	2.59%	2.88%	3.23%
Net investment income (loss)	0.86%	0.53%	0.79%	0.97%	1.16%
Portfolio turnover rate	58%	86%	72%	66%	59%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

46	Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$7.39		$8.18	$8.71	$7.30	$9.26
Income (loss) from investment operations:
Net investment income (loss)	0.03	^	(0.02)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	1.09		(0.19)	0.94	2.53	0.95

Total from investment operations	1.12		(0.21)	0.92	2.50	0.94
Less distributions from:
Net realized gains	(0.42)		(0.58)	(1.45)	(1.09)	(2.90)

Total distributions	(0.42)		(0.58)	(1.45)	(1.09)	(2.90)

Net asset value, end of period	$8.09		$7.39	$8.18	$8.71	$7.30

Total Return (a)	15.78	%^	-2.38%	11.03%	35.08%	10.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,478		$59,499	$63,491	$58,923	$46,978
Ratios to average net assets:
Net expenses	1.25	%^	1.25%	1.25%	1.25%	1.20%
Gross expenses	1.32%		1.35%	1.32%	1.35%	1.20%
Net investment income (loss)	0.46	%^	-0.22%	-0.20%	-0.33%	-0.06%
Portfolio turnover rate	94%		89%	92%	101%	74%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	47

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$12.28	$12.50	$13.26	$11.12	$9.33
Income (loss) from investment operations:
Net investment income (loss)	0.19 ^	0.19	0.21	0.17	0.19
Net realized and unrealized gain (loss)	(0.71)	0.02	(0.76)	2.13	1.78

Total from investment operations	(0.52)	0.21	(0.55)	2.30	1.97
Less distributions from:
Net investment income	(0.16)	(0.21)	(0.21)	(0.16)	(0.18)
Net realized gains	(0.03)	(0.22)	—	—	—

Total distributions	(0.19)	(0.43)	(0.21)	(0.16)	(0.18)

Net asset value, end of period	$11.57	$12.28	$12.50	$13.26	$11.12

Total Return (a)	-4.29%^	1.75%	-4.21%	20.76%	21.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$653,014	$682,012	$690,324	$689,512	$592,437
Ratios to average net assets:
Net expenses	1.08%^	1.11%	1.09%	1.10%	1.10%
Gross expenses	1.09%	1.11%	1.09%	1.10%	1.10%
Net investment income (loss)	1.59%^	1.42%	1.59%	1.41%	1.80%
Portfolio turnover rate	28%	37%	34%	40%	43%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

48	Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$15.70		$19.96	$21.51	$22.22	$18.71
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	^	0.27	0.37	0.31	0.33
Net realized and unrealized gain (loss)	3.04		(4.27)	(1.35)	(0.58)	3.78

Total from investment operations	3.27		(4.00)	(0.98)	(0.27)	4.11
Less distributions from:
Net investment income	(0.19)		(0.21)	(0.37)	(0.31)	(0.35)
Net realized gains	—		(0.05)	(0.20)	(0.13)	(0.25)

Total distributions	(0.19)		(0.26)	(0.57)	(0.44)	(0.60)

Net asset value, end of period	$18.78		$15.70	$19.96	$21.51	$22.22

Total Return (b)	20.84	%^	-20.05%	-4.64%	-1.24%	22.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$880,047		$754,835	$859,747	$846,233	$734,699
Ratios to average net assets:
Net expenses	1.37	%^	1.39%	1.38%	1.38%	1.39%
Gross expenses	1.38%		1.39%	1.38%	1.38%	1.39%
Net investment income (loss)	1.29	%^	1.43%	1.66%	1.42%	1.57%
Portfolio turnover rate	12%		9%	12%	14%	23%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Investor Shares
Net asset value, beginning of period	$15.51		$19.74	$21.28	$21.99	$18.52
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	^	0.32	0.42	0.37	0.38
Net realized and unrealized gain (loss)	3.02		(4.25)	(1.34)	(0.59)	3.74

Total from investment operations	3.28		(3.93)	(0.92)	(0.22)	4.12
Less distributions from:
Net investment income	(0.23)		(0.25)	(0.42)	(0.36)	(0.40)
Net realized gains	—		(0.05)	(0.20)	(0.13)	(0.25)

Total distributions	(0.23)		(0.30)	(0.62)	(0.49)	(0.65)

Net asset value, end of period	$18.56		$15.51	$19.74	$21.28	$21.99

Total Return (b)	21.18	%^	-19.90%	-4.38%	-1.01%	22.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$187,408		$158,018	$229,855	$260,330	$282,596
Ratios to average net assets:
Net expenses	1.12	%^	1.15%	1.14%	1.14%	1.14%
Gross expenses	1.14%		1.15%	1.14%	1.14%	1.14%
Net investment income (loss)	1.52	%^	1.71%	1.91%	1.71%	1.85%
Portfolio turnover rate	12%		9%	12%	14%	23%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	49

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				4/30/12* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$11.51	$11.86	$12.30	$10.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.11	0.06	0.03
Net realized and unrealized gain (loss)	0.24	(0.19)	0.23	1.99	0.54

Total from investment operations	0.38	(0.06)	0.34	2.05	0.57
Less distributions from:
Net investment income	(0.03)	—	(0.07)	(0.04)	— (a)
Net realized gains	(0.04)	(0.29)	(0.71)	(0.25)	(0.03)

Total distributions	(0.07)	(0.29)	(0.78)	(0.29)	(0.03)

Net asset value, end of period	$11.82	$11.51	$11.86	$12.30	$10.54

Total Return (b)	3.30%	-0.44%	2.70%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$293,286	$222,666	$176,669	$99,760	$30,262
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.25%	1.31%	1.33%	1.70%	3.80%
Net investment income (loss)	1.23%	1.18%	1.19%	1.01%	1.03%
Portfolio turnover rate	105%	114%	105%	62%	45%

*	The Portfolio commenced operations on April 30, 2012.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

50	Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2016

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-one no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of December 31, 2016, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi Asset Portfolio (“Global Dynamic Multi Asset Portfolio”). Each of the other sixteen Portfolios had not commenced operations as of December 31, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange

Annual Report	51

or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income, if any, is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recogni-

tion of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the International Equity Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

52	Annual Report

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2016, the Global Dynamic Multi Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Strategic Equity	$292,328	$211,350
International Equity	15,195,915	7,015,348
Emerging Markets Equity	2,389,844	77,306,735

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Global Dynamic Multi Asset	$—	$(4,449,624)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Portfolios’ 2016 tax returns.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Strategic Equity	$—	$(7,592)	$7,592
US Small-Mid Cap Equity	(1)	(32,716)	32,717
International Equity	(3,266)	233,508	(230,242)
Emerging Markets Equity	(43,689)	(77,521)	121,210
Global Dynamic Multi Asset	(509)	(4,642,494)	4,643,003

Annual Report	53

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

US Strategic Equity	$51,023	$66,454	$65,333	$777,991
US Small-Mid Cap Equity	86,716	2,258,175	3,084,989	2,207,054
International Equity	8,837,882	11,274,502	1,500,249	12,022,244
Emerging Markets Equity	11,223,497	12,280,066	—	2,754,426
Global Dynamic Multi Asset	728,536	685,717	911,504	4,731,968

At December 31, 2016, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income /Deferred Late Year Ordinary Losses	Undistributed Long-Term Capital Gain /Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Strategic Equity	$80,766	$(503,678)	$1,212,938
US Small-Mid Cap Equity	230,470	2,635,464	7,896,168
International Equity	2,592,993	(22,211,263)	62,069,913
Emerging Markets Equity	4,685,336	(79,696,579)	(19,494,145)
Global Dynamic Multi Asset	(4,449,624)	2,000,128	5,935,911

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi Asset (a)	0.80

(a) From January 1, 2016 to June 28, 2016, percentage was 0.85%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the

54	Annual Report

following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity	1.10	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi Asset	1.05	N/A

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$72,302	$61,768
US Small-Mid Cap Equity	36,003	—
Global Dynamic Multi Asset	502,423	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the year ended December 31, 2016, State Street waived $18,750 of its fee for the US Strategic Equity Portfolio.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, will be paid back to the affected Portfolios directly in February 2017 as a reimbursement. This reimbursement was recognized as a change in accounting estimate and reflected as “Reimbursement of custodian fees” in the Statements of Operations. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Divi-

Annual Report	55

dend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$5,785,543	$7,511,665
US Small-Mid Cap Equity	52,614,173	55,064,456
International Equity	194,055,808	180,169,385
Emerging Markets Equity	117,048,069	150,049,315
Global Dynamic Multi Asset	323,164,350	256,771,117

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi Asset	$4,619,303	$2,928,476

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

56	Annual Report

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if

Annual Report	57

entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

US Strategic Equity Portfolio
Common Stocks*	$10,105,742	$—	$—	$10,105,742
Short-Term Investment	362,302	—	—	362,302
Total	$10,468,044	$—	$—	$10,468,044
US Small-Mid Cap Equity Portfolio
Common Stocks*	$63,456,573	$—	$—	$63,456,573
Short-Term Investment	2,003,138	—	—	2,003,138
Total	$65,459,711	$—	$—	$65,459,711

58	Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

International Equity Portfolio
Common Stocks*
Australia	$—	$24,580,499	$—	$24,580,499
Belgium	—	22,469,872	—	22,469,872
Brazil	—	7,249,704	—	7,249,704
Canada	38,091,053	—	—	38,091,053
Denmark	—	7,209,231	—	7,209,231
Finland	—	15,375,088	—	15,375,088
France	—	67,454,587	—	67,454,587
Germany	—	15,703,159	—	15,703,159
Ireland	7,411,305	24,477,027	—	31,888,332
Italy	—	5,021,857	—	5,021,857
Japan	—	117,694,693	—	117,694,693
Luxembourg	—	4,326,136	—	4,326,136
Netherlands	—	35,243,743	—	35,243,743
Norway	—	16,990,697	—	16,990,697
Philippines	—	2,027,601	—	2,027,601
Spain	—	6,167,061	—	6,167,061
Sweden	—	23,237,033	—	23,237,033
Switzerland	24,884,735	14,603,101	—	39,487,836
Turkey	—	4,042,534	—	4,042,534
United Kingdom	—	89,685,917	—	89,685,917
United States	22,125,742	—	—	22,125,742
Other	26,601,437	—	—	26,601,437
Short-Term Investment	28,928,875	—	—	28,928,875
Total	$148,043,147	$503,559,540	$—	$651,602,687

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$14,358,804	$100,230,106	$—	$114,588,910
China	84,141,948	81,737,247	—	165,879,195
Egypt	527,539	8,606,898	—	9,134,437
Hong Kong	—	3,922,380	—	3,922,380
Hungary	—	19,484,058	—	19,484,058
India	—	102,820,194	—	102,820,194
Indonesia	23,088,888	39,027,882	—	62,116,770
Malaysia	—	6,763,165	—	6,763,165
Pakistan	—	25,881,119	—	25,881,119
Russia	16,574,705	93,748,577	—	110,323,282
South Africa	—	95,233,695	—	95,233,695
South Korea	—	136,715,413	—	136,715,413
Taiwan	—	49,800,754	—	49,800,754
Thailand	—	13,242,157	—	13,242,157
Turkey	—	48,244,341	—	48,244,341
Other	61,025,953	—	—	61,025,953
Short-Term Investment	40,344,509	—	—	40,344,509
Total	$240,062,346	$825,457,986	$—	$1,065,520,332

Annual Report	59

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$7,057,108	$—	$7,057,108
Belgium	1,582,127	128,389	—	1,710,516
Denmark	1,313,235	775,051	—	2,088,286
Finland	1,364,223	500,203	—	1,864,426
France	—	3,634,671	—	3,634,671
Germany	2,034,712	3,346,868	—	5,381,580
Hong Kong	699,604	4,046,908	—	4,746,512
Ireland	1,747,224	95,716	—	1,842,940
Israel	325,146	912,969	—	1,238,115
Italy	—	419,634	—	419,634
Japan	3,514,906	15,980,137	—	19,495,043
Malta	—	175,178	—	175,178
Netherlands	1,896,838	1,404,816	—	3,301,654
New Zealand	—	151,895	—	151,895
Norway	—	1,089,033	—	1,089,033
Portugal	—	900,320	—	900,320
Singapore	—	809,146	—	809,146
South Africa	—	64,772	—	64,772
Spain	—	2,237,963	—	2,237,963
Sweden	1,204,026	933,221	—	2,137,247
United Kingdom	7,099,386	9,568,660	—	16,668,046
United States	128,343,270	114,096	—	128,457,366
Other	14,300,768	—	—	14,300,768
Corporate Bonds*	—	24,622,619	—	24,622,619
Foreign Government Obligations*	—	26,622,132	—	26,622,132
Quasi Government Bonds*	—	4,551,217	—	4,551,217
Supranationals	—	3,980,550	—	3,980,550
US Municipal Bonds	—	2,758,689	—	2,758,689
US Treasury Securities	—	4,021,592	—	4,021,592
Short-Term Investment	6,892,111	—	—	6,892,111
Other Financial Instruments†
Forward Currency Contracts	—	1,871,247	—	1,871,247
Total	$172,317,576	$122,774,800	$—	$295,092,376
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(2,750,798)	$—	$(2,750,798)

*	Please refer to Portfolios of Investments (pages 17 through 35) and Notes to Portfolios of Investments (pages 37 through 38) for portfolio holdings by country and industry.

†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (c) in the Notes to Portfolios of Investments apply are included in Level 2 and were valued based on reference to similar securities which were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all

60	Annual Report

transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity	$29,065,461
Global Dynamic Multi Asset	1,126,070

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi Asset Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$92,600,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,871,247
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,750,798

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$338,404
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(1,314,968)

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2016.

As of December 31, 2016, Global Dynamic Multi Asset Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report	61

The required information for the affected Portfolio is presented in the below table, as of December 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,871,247	$ —	$1,871,247

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$533,992	$(533,992)	$—	$—
HSBC Bank USA NA	1,210,150	(1,210,150)	—	—
JPMorgan Chase Bank NA	115,004	(8,966)	—	106,038
State Street Bank and Trust Co.	12,101	(12,101)	—	—
Total	$1,871,247	$(1,765,209)	$—	$106,038

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$2,750,798	$ —	$2,750,798

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$1,113,759	$(533,992)	$—	$579,767
HSBC Bank USA NA	1,596,232	(1,210,150)	—	386,082
JPMorgan Chase Bank NA	8,966	(8,966)	—	—
State Street Bank and Trust Co.	31,841	(12,101)	—	19,740
Total	$2,750,798	$(1,765,209)	$—	$985,589

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

62	Annual Report

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Funds”) comprising Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 14, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 13, 2017

Annual Report	63

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (April 1997)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (72)	Director (April 1997)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

64	Annual Report

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)
(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	65

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Cesar A.Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

66	Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Retirement Real Assets and Pricing Opportunities Portfolio

At a meeting of the Board held on November 9, 2016, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Retirement Real Assets and Pricing Opportunities Portfolio (the “New Portfolio”), and the Investment Manager (the “New Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides to the Fund, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 39 active funds comprises approximately $31 billion (as of September 30, 2016) of the approximately $205 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2016); the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from members of the New Portfolio’s proposed portfolio management team, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $31 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Advisory Fee and Expense Ratio. The Directors discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio for the New Portfolio (as limited by the Investment Manager) and the comparisons provided by Strategic Insight, which compared the contractual advisory fee and expense ratio for the New Portfolio

Annual Report	67

to its group1 of comparison funds (“Group”), and the Directors noted the methodology and assumptions used by Strategic Insight. The proposed contractual advisory fee for the New Portfolio was below the median for the Group and the expense ratio for the New Portfolio was slightly above the median for the Group. The Board also considered the fees paid by a discretionary account advised by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio (the “Real Assets Other Account”).

Performance. The Directors considered the performance of the Real Assets Other Account compared to a 3-month LIBOR index (the “LIBOR Index”) and certain other securities indexes (the “Other Indexes”), although the Real Assets Other Account had less than two years of performance. The performance of the Real Assets Other Account (net of fees) was above that of the LIBOR Index, and was generally competitive with the Other Indexes for most periods, and with lower volatility (since inception) than the Other Indexes.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connec-

tion with renewal of the New Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the approval of the New Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $205 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager supported the approval of the New Portfolio Management Agreement in light of the considerations discussed above.

1 The New Portfolio has one comparison group, corresponding to Service Shares.

68	Annual Report

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

In evaluating the New Portfolio Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board considered these conclusions and determinations in their totality and deter-

mined to approve the New Portfolio Management Agreement. In deciding whether to vote to approve the New Portfolio Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Annual Report	69

NOTES

NOTES

NOTES

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust
Company One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514 Boston,
Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant amended its Code during the period covered by this report. These amendments consisted of the following: (1) requiring that each Covered Officer, upon becoming a Covered Officer, must affirm in writing to the Fund’s Chief Compliance Officer (the “CCO”) that he has received, read, and understands the Code, and annually thereafter affirm to the CCO that he has complied with the requirements of the Code, rather than making such affirmations to the Registrant’s Board of Directors, and (2) certain other stylistic and non-substantive changes.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,358 in 2015 and $103,938 in 2016 (plus expenses in each case).

(b)     Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $160,000 in 2015 and $163,000 in 2016.

(c)      Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $64,517 in 2015 and $26,379 in 2016. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $58,886 in 2015 and $72,079 in 2016.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $509 in 2015 and $0 in 2016.

(d)     All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e)     Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f)     None.

(g)     Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $906,230 in 2015 and $1,152,787 in 2016.

(h)      Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Code of Ethics referred to in Item 2.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)         Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 9, 2017

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 9, 2017